UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to § 240.14a-12

TILT HOLDINGS INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)
Payment of Filing Fee (Check all the boxes that apply)
☒
No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TILT HOLDINGS INC.
NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
NOTICE IS HEREBY GIVEN that the 2023 annual general meeting (the “Meeting”) of the shareholders of the common shares (“Common Shares”) of TILT Holdings Inc. (the “Company” or “TILT”) will be held on Tuesday, June 6, 2023 at 10:00 a.m. (Pacific Daylight Time)/1:00 p.m. (Eastern Daylight Time). The Meeting is being held in a virtual-only format in order to provide all of our shareholders with an equal opportunity to participate in the Meeting, regardless of their geographic location.
Registered shareholders and duly appointed proxyholders will be able to attend, participate and vote at the Meeting online at www.virtualshareholdermeeting.com/TLLTF2023. Beneficial shareholders (those shareholders who hold their Common Shares through a broker, investment dealer, bank, trust corporation, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholders will be able to attend as guests and view the webcast, but will not be able to participate in, or vote at, the Meeting.
The Meeting and any or all adjournments thereof will be held for the following purposes:
1.
to receive and consider the audited consolidated financial statements for the financial year ended December 31, 2022;

2.
to set the number of directors at five;

3.
to elect five directors of the Company to hold office until their successors are elected at the next annual general meeting of the Company;

4.
to re-appoint Macias Gini & O’Connell LLP (“MGO”) as the auditors of the Company for the ensuing year and to authorize the directors of the Company to fix the remuneration to be paid to the auditors; and

5.
to transact such further or other business as may properly come before the Meeting and any adjournment or postponement thereof.

This Notice of Annual General Meeting of Shareholders is accompanied by the proxy statement (the “Proxy Statement”) and the accompanying form of proxy. As permitted by applicable securities law, the Company is using notice-and-access to deliver the Proxy Statement to shareholders. This means that the Proxy Statement is being posted online to access, rather than being mailed to individual shareholders. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption. The Proxy Statement and the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available on the “Investors” section of the Company’s website at www.tiltholdings.com/investors, the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and on SEDAR at www.sedar.com.
The record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 11, 2023 (the “Record Date”). On or about April 27, 2023, we will mail our shareholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.
It is desirable that as many Common Shares as possible be represented at the Meeting. Shareholders may vote virtually at the Meeting or any adjournment or adjournments thereof, or they may appoint another person (who need not be a shareholder) or the Company as their proxy to attend and vote in their place.
Whether or not you plan to attend the Meeting, we encourage you to read this Proxy Statement and promptly vote your Common Shares. For specific instructions on how to vote your Common Shares, please refer to the section entitled “How You Can Vote” and to the instructions on your proxy or voting instruction card.
DATED this 27th day of April, 2023
BY ORDER OF THE BOARD OF DIRECTORS
/s/ John Barravecchia

Chair

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 6, 2023

The Notice of Meeting, Proxy Statement, and Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available online at www.proxyvote.com. and on the “Investors” section of our website at www.tiltholdings.com/investors. A copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, as filed with the SEC on March 16, 2023, except for exhibits, will be furnished without charge to any shareholder upon written request to our Investor Relations at investors@tiltholdings.com.

YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR PROXY OVER THE INTERNET BY VISITING WWW.PROXYVOTE.COM OR BY TELEPHONE AT 1-800-690-6903, OR MARK, SIGN, DATE AND RETURN YOUR PROXY CARD BY MAIL WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL GENERAL MEETING.

TILT HOLDINGS INC.
PROXY STATEMENT
FOR ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON
June 6, 2023 at 10:00 a.m. (Pacific Daylight Time) /1:00 p.m. (Eastern Daylight Time)
In accordance with applicable U.S. securities laws, this proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of TILT Holdings Inc. (the “Company”) for use at the 2023 annual general meeting (the “Meeting”) of shareholders of common shares of the Company (“Common Shares”) to be held at 10:00 a.m. (Pacific Daylight Time)/1:00 p.m. (Eastern Daylight Time) on Tuesday, June 6, 2023 via live webcast at: www.virtualshareholdermeeting.com/TLLTF2023 for the purposes set forth in the notice of the Meeting (the “Notice of Meeting”). Our Board is using this Proxy Statement to solicit proxies for use at the Meeting. This Proxy Statement is dated April 27, 2023 and is first made available to shareholders on or about April 27, 2023.
Our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (the “Annual Report on Form 10-K”), as filed with the U.S. Securities and Exchange Commission (the “SEC”) and on SEDAR on March 16, 2023, has been made available to all shareholders for viewing, printing and downloading at www.tiltholdings.com/investors.
As a company with less than $1.235 billion in revenue during our most recently completed fiscal year, we qualify as an “emerging growth company” as defined in Section 2(a) of the Securities Act of 1933, as amended, (the “Securities Act”), as modified by the Jumpstart Our Business Startups Act of 2012. As an emerging growth company, we may take advantage of specified reduced disclosure and other exemptions from requirements that are otherwise applicable to public companies that are not emerging growth companies. These provisions include:
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reduced disclosure about our executive compensation arrangements;

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exemptions from non-binding shareholder advisory votes on executive compensation or golden parachute arrangements; and

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exemption from the auditor attestation requirement in the assessment of our internal control over financial reporting.

We will remain an emerging growth company until the earliest of (i) the last day of the year in which we have total annual gross revenue of $1.235 billion or more; (ii) the last day of the year following the fifth anniversary of the first sale of the common equity securities pursuant to an effective registration under the Securities Act; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the SEC.
In this Proxy Statement, unless the context otherwise requires, the terms “we,” “us,” “our,” “Company,” or “TILT” refer to TILT Holdings Inc. together with its subsidiaries. Unless otherwise indicated, all references to “$,” “US$” or “USD” in this Proxy Statement refer to United States dollars, and all references to “C$” or “CAD” refer to Canadian dollars.

GENERAL INFORMATION ABOUT THE ANNUAL GENERAL MEETING AND VOTING
Proxy Materials
Why am I receiving these materials?
The Board is using this Proxy Statement to solicit proxies for use at the Meeting to be held via live webcast on June 6, 2023. As a shareholder, you are invited to attend the Meeting and are entitled and requested to vote on the business items described in this Proxy Statement. This Proxy Statement is furnished in connection with the solicitation of proxies by the Board. This Proxy Statement is designed to assist you in voting your Common Shares and includes information that we are required to provide under the rules of the SEC and applicable Canadian securities laws.
The following proxy materials are being posted online to access in most instances, rather than being mailed out: (i) Proxy Statement and (ii) the Company’s Annual Report on Form 10-K (including the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis). As permitted by applicable U.S. securities laws, the Company is using notice-and-access to deliver the proxy materials to shareholders.
These proxy materials are being sent to both registered and non-registered shareholders. In some instances, the Company has distributed copies of the Notice of Meeting, the Proxy Statement, the accompanying form of proxy and the Company’s Annual Report on Form 10-K (collectively, the “Proxy Materials”) to clearing agencies, securities dealers, banks and trust companies, or their nominees (collectively “Intermediaries”, and each an “Intermediary”) for onward distribution to shareholders whose shares are held by or in the custody of those Intermediaries (“Non-registered Shareholders”). The Intermediaries are required to forward the Proxy Materials to Non-registered Shareholders.
In accordance with applicable laws, Non-registered Shareholders who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“NOBOs”) will receive by mail a letter with respect to the Notice of Internet Availability of Proxy Materials. NOBOs who have standing instructions with the Intermediary for physical copies of this Proxy Statement will receive by mail the Notice of Internet Availability of Proxy Materials, the Notice of Meeting and the Proxy Statement.
Management of the Company intends to pay for Intermediaries to forward the Notice of Internet Availability of Proxy Materials to Non-registered Shareholders who have advised their Intermediary that they object to the Intermediary providing their ownership information.
Solicitation of proxies from Non-registered Shareholders will be carried out by Intermediaries, or by the Company if the names and addresses of Non-registered Shareholders are provided by the Intermediaries.
Non-registered Shareholders who have received the Proxy Materials from their Intermediary should follow the directions of their Intermediary with respect to the procedure to be followed for voting at the Meeting. Generally, Non-registered Shareholders will either:
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receive a form of proxy executed by the Intermediary but otherwise uncompleted. The Non-registered Shareholder may complete the proxy and return it directly to Broadridge; or

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be provided with a request for voting instructions. The Intermediary is required to send the Company an executed form of proxy completed in accordance with any voting instructions received by the Intermediary.

If you are a Non-registered Shareholder and the Company or its agent has sent these materials directly to you, your name and address and information about your holdings of Common Shares have been obtained from your Intermediary in accordance with applicable securities regulatory requirements. By choosing to send the Proxy Materials to you directly, the Company (and not your Intermediary) has assumed responsibility for: (i) delivering the Proxy Materials to you and (ii) executing your proper voting instructions. Non-registered Shareholders who have elected to receive the Proxy Materials by electronic delivery will have received e-mail notification from the Intermediary that the Proxy Materials are available electronically on www.proxyvote.com. Please return your voting instructions as specified in the request for voting instructions.
Who pays the cost of soliciting proxies for the Meeting?
The Company will bear the cost of solicitation, including the cost of preparing, printing and mailing the materials in connection with the solicitation of proxies. This solicitation of proxies is being made to shareholders electronically or by mail but may be supplemented by telephone or other personal contact. The Company’s officers and employees, on behalf of the Company without being additionally compensated, may solicit proxies personally and by mail, telephone, or electronic communication at nominal cost to the Company.
The Company will reimburse Intermediaries for forwarding Proxy Materials to Non-registered Shareholders.
What is included in the Proxy Materials?
The Proxy Materials include:
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our Notice of Meeting;

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our Proxy Statement for the Meeting;

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a proxy or voting instruction card; and

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our Annual Report on Form 10-K (which includes the corresponding audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon and the related management’s discussion and analysis).

What information is contained in this Proxy Statement?
The information in this Proxy Statement relates to the proposals to be voted on at the Meeting and information regarding the voting process, our Board and Board committees, corporate governance, and the compensation of our directors and executive officers as well as other required information.
I share an address with another shareholder, and we received only one paper copy of the Proxy Materials. How may I obtain an additional copy?
If you share an address with another shareholder, you may receive only one set of Proxy Materials unless you have provided contrary instructions. If you wish to receive a separate set of the materials, please request the additional copy by contacting our Deputy General Counsel at 2801 E. Camelback Road #180 Phoenix, Arizona 85016 or by calling us at (623) 887-4990.
A separate set of the materials will be sent promptly following receipt of your request.
If you are a shareholder of record (“Registered Shareholder”) and wish to receive a separate set of Proxy Materials in the future, or if you have received multiple sets of Proxy Materials and would like to receive only one set in the future, please contact Broadridge at:
Broadridge
51 Mercedes Way
Edgewood, NY 11717
1-866-540-7095
If you are a Non-registered Shareholder and you wish to receive a separate set of Proxy Materials in the future, or if you have received multiple sets of Proxy Materials and would like to receive only one set in the future, please contact your bank or broker directly.

Shareholders also may write to, or email us, at the address below to:
TILT Holdings Inc.
Attn: Deputy General Counsel
2801 E. Camelback Road #180
Phoenix, Arizona 85016
legal@tiltholdings.com
What items of business will be voted on at the Meeting and what are my voting choices and the Board’s recommendations?
The items to be voted on at the Meeting, their respective voting choices, and the voting recommendations of the Board, are as follows:
Proposal	Voting Choices	Voting Recommendation as of the Board of Directors
1. Setting the Number of Directors at Five	You may vote FOR, AGAINST, or ABSTAIN on this matter	FOR setting the number of directors at five
2 Election of Five Directors	You may vote FOR or WITHHOLD on any specific nominee	FOR each of the nominees for election to the Board
3. Re-Appointment of Macias Gini& O’Connell LLP (“MGO”), as auditors for the ensuing year and authorization of the directors of the Company to fix the remuneration to be paid to the auditors	You may vote FOR, WITHHOLD, or ABSTAIN on this matter	FOR the re-appointment of MGO and authorization for the directors of the Company to fix the remuneration to be paid to the auditors
The Meeting will also transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.
What vote is required to approve each item?
The Articles of the Company (“Articles”) provide that a quorum of shareholders is present at the Meeting if at least two shareholders holding a minimum of 10% of the issued and outstanding shares of the Company are present in person or represented by proxy. The vote requirements for each proposal are as follows:
Proposal	Required Vote
1. Setting the Number of Directors at Five	Majority of the votes cast at the Meeting voting FOR the proposal.
2. Election of Five Directors
Plurality of votes – nominees receiving the five highest number of votes at the Meeting will be elected, unless WITHHOLD votes for any nominee are greater than FOR votes, in which case, such nominee will be required to promptly tender his or her resignation in accordance with the majority voting policy.* WITHHOLD votes are not counted otherwise.

3. Re-Appointment and Remuneration of Auditors	Majority of the votes cast at the Meeting voting FOR the proposal. For the purposes of determining the number of votes cast, only “FOR” or “WITHHOLD” votes are counted.

*
The Board adopted a “majority voting” policy as described in Proposal No. 2 under “Majority Voting Policy”.

How are abstentions counted?
Common Shares held or represented by proxy by persons present at the Meeting in respect of which the holder or proxy holder does not vote, or abstains from voting, with respect to any proposal are counted for purposes of establishing a quorum. However, abstentions are not treated as votes cast and will not affect the outcome of the vote of any proposal contained in the Proxy Statement.
What happens if additional items are presented at the Meeting?
As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy according to their best judgment.
Where can I find the voting results?
We expect to announce preliminary voting results at the Meeting and to publish final results in a current report on Form 8-K that we will file with the SEC within four business days of the Meeting and in a press release and report of voting results that we will file in Canada on SEDAR promptly following the Meeting. Both the Form 8-K and press release will also be available on the “Investors” section of our website at www.tiltholdings.com/investors.
How You Can Vote
What shares can I vote?
The Company is authorized to issue an unlimited number of Common Shares and an unlimited number of compressed shares in the capital of the Company (“Compressed Shares”). The record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting or any adjournment(s) thereof is April 11, 2023 (the “Record Date”). As of the Record Date, there are 334,064,756 Common Shares and no Compressed Shares issued and outstanding. Each Common Share carries the right to one vote on any matter properly coming before the Meeting or any adjournment or postponement thereof. Each Compressed Share carries the right to one hundred votes on any matter properly coming before the Meeting or any adjournment or postponement thereof.
AS DETAILED FURTHER BELOW, REGISTERED SHAREHOLDERS HAVE THE RIGHT TO APPOINT A PERSON TO REPRESENT HIM, HER OR IT AT THE MEETING OTHER THAN THE PERSON(S) DESIGNATED IN THE PROXY CARD either by striking out the names of the persons designated in the proxy card and by inserting the name of the person to be appointed in the space provided in the proxy card or by completing another proper form of proxy and, in either case, delivering the completed proxy to Broadridge by mail using the enclosed return envelope to: Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Alternatively, you may vote by Internet at www.proxyvote.com or by calling 1-800-690-6903.
What is the difference between holding Common Shares as a shareholder of record (or Registered Shareholder) and as a beneficial owner (or Non-registered Shareholder)?
Most of our shareholders hold their Common Shares through Intermediaries rather than having the shares registered directly in their own name. Summarized below are some distinctions between Common Shares held of record and those owned beneficially.
Shareholder of Record (Registered Shareholder)
If your Common Shares are registered directly in your name with our transfer agent, Odyssey Trust Corporation, you are the Registered Shareholder of the Common Shares. As the Registered Shareholder, you have the right to grant a proxy to vote your Common Shares to representatives from the Company or to another person, or to vote your Common Shares at the Meeting. Shareholders of record will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the Proxy Materials as well as directions on how to vote by proxy.
Beneficial Owner (Non-registered Shareholder)
If your Common Shares are held through a bank, broker or other nominee, it is likely that they are registered in the name of the nominee and you are the beneficial owner of Common Shares held in street name.
As the beneficial owner of Common Shares held for your account, you have the right to direct the registered holder to vote your Common Shares as you instruct, and you also are invited to attend the Meeting. Your bank, broker, plan trustee or other nominee has provided a voting instruction card, or otherwise provided voting instructions, for you to use in directing how your Common Shares are to be voted.
How can I vote at the Meeting?
The Meeting will be held virtually to allow greater participation. Even if you plan to attend the Meeting virtually, we recommend that you also submit your proxy or voting instructions as described below, so that your vote will be counted if you later decide not to attend.
Shareholders may participate virtually in the Meeting by visiting the following website: www.virtualshareholdermeeting.com/TLLTF2023. To participate in the Meeting virtually, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your form of proxy or on the instructions that accompanied your Proxy Materials. Common Shares held in your name as the Registered Shareholder may be voted electronically during the Meeting. Common Shares for which you are the beneficial owner may be voted electronically during the Meeting if you hold a valid proxy to vote at the Meeting.
How can I vote without attending the Meeting virtually?
Whether you hold your Common Shares as a Registered Shareholder or as a beneficial owner, you may direct how your shares are to be voted without attending the Meeting or any adjournment(s) or postponement(s) thereof. For directions on how to vote, please refer to the following instructions and those included on your proxy or voting instruction card. A proxy form will not be valid unless completed and deposited in accordance with the instructions set out in the proxy form.
If you are a Registered Shareholder, you may vote by submitting a proxy. You may vote over the internet at www.proxyvote.com, by phone at 1-800-690-6903 or by mail by signing, dating and returning the proxy card to Attention: to Vote Processing c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
If you are a Non-registered Shareholder, you may vote by submitting voting instructions to the registered owner of your Common Shares in accordance with the instructions on your voting instruction card.
The persons named in the proxy card, John Barravecchia and Tim Conder are directors and/or officers of the Company. As a shareholder submitting a proxy you have the right to appoint a person (who need not be a shareholder) to represent you at the Meeting other than the person or persons designated in the proxy card furnished by the Company. Such right may be exercised either by striking out the names of the persons specified in the form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, or by completing another proper form of proxy and, in either case, delivering the completed and executed proxy to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, no later than 10.00 a.m. (Pacific Daylight Time) on June 2, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement(s) to the Meeting.
The proxyholder does not need to be a shareholder, but the proxyholder does need to understand that the Registered Shareholder’s vote will not be counted unless the proxyholder attends the Meeting and votes the Registered Shareholder’s shares.
If you are a Non-registered Shareholder and wish to appoint someone else as your proxyholder, including yourself, to participate in the Meeting, including asking questions and voting, please follow the instructions in the voting instruction form or contact your Intermediary for instructions.

If I have appointed a proxyholder, how can the person participate in and vote at the Meeting?
If you are a Registered Shareholder and have appointed someone other than the Board’s nominees as your proxyholder, the person you have appointed as your proxyholder must obtain a 16-digit control number to participate in the Meeting as your proxy and vote your Common Shares. It is the responsibility of the shareholder to advise his or her proxyholder to contact the appropriate party to obtain a 16-digit control number. Without the 16-digit control number, proxyholders will not be able to participate in the Meeting, including asking questions and voting. Requests for a 16-digit control number must be made by 10:00 a.m. (Pacific Daylight Time) on June 2, 2023.
What will I need to attend the Meeting virtually?
If you were a Registered Shareholder as of the close of business on April 11, 2023, or you hold a valid proxy for the Meeting, you may attend the Meeting, vote, and submit a question during the Meeting, by visiting www.virtualshareholdermeeting.com/TLLTF2023 and using your 16-digit control number to enter the Meeting.
If you are not a Registered Shareholder but hold Common Shares as a beneficial owner in street name (a Non-registered Shareholder), you may join the Meeting by obtaining a proxy from the owner of record and their 16-digit control number, or you may join the Meeting as a guest.
Will I be able to attend the Meeting virtually without a 16-digit control number?
Yes, you may register to attend the Meeting as a guest, but you will not be able to submit questions or comments and will not be able to vote at the Meeting without your 16-digit control number.
What if during the check-in period or during the Meeting I have technical difficulties or trouble accessing the virtual meeting website?
We will have technicians ready to assist you with any technical difficulties you may have accessing the Meeting. If you encounter any difficulties accessing the Meeting during check-in or during the meeting, please call the technical support number that will be posted on the Meeting login page www.virtualshareholdermeeting.com/TLLTF2023.
How do I submit questions or comments for the Meeting?
Registered Shareholders and duly appointed proxyholders who wish to submit questions or comments may do so during the Meeting at www.virtualshareholdermeeting.com/TLLTF2023. Instructions will be available on the Meeting site and technical assistance will be available.
How will my Common Shares be voted?
Common Shares represented by properly executed proxies in favor of persons designated in the printed portion of the enclosed proxy card WILL, UNLESS OTHERWISE INDICATED, BE VOTED FOR THE SETTING OF THE BOARD AT FIVE (PROPOSAL NO. 1), FOR THE ELECTION OF THE LISTED NOMINEES FOR THE BOARD OF DIRECTORS (PROPOSAL NO. 2) AND FOR THE RE-APPOINTMENT AND REMUNERATION OF THE AUDITORS (PROPOSAL NO. 3). The Common Shares represented by the proxy card will be voted or withheld from voting in accordance with the instructions of the shareholder on any ballot that may be called for and, if the shareholder specifies a choice with respect to any matter to be acted upon, the Common Shares will be voted accordingly. The enclosed proxy card confers discretionary authority on the persons named therein with respect to amendments or variations to matters identified in the Notice of Meeting or other matters which may properly come before the Meeting. As of the date of this Proxy Statement, management of the Company knows of no such amendments, variations or other matters to come before the Meeting. However, if other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote such proxy according to their best judgment.
Will shares I hold in my brokerage account be voted if I do not provide timely voting instructions?
If your Common Shares are held through a brokerage firm, they will be voted as you instruct on the voting instruction card provided by your broker. If you sign and return your card without giving specific instructions, your Common Shares will be voted in accordance with the recommendations of our Board.

If you do not return your voting instruction card on a timely basis, Canadian brokers are prohibited from voting your Common Shares.
If you do not return your voting instruction card on a timely basis, U.S. brokers, as the holders of record, are permitted to vote your Common Shares on “routine” matters only, but not on other matters. As a result, your U.S. broker will have the authority to vote your brokerage Common Shares only on the proposal to re-appoint our auditors and approve their remuneration (Proposal No. 3). Your U.S. broker will be prohibited from voting your Common Shares without your instructions on the setting of the number of directors at five (Proposal No. 1) and the election of directors (Proposal No. 2) and on any other non-routine proposal. If you do not provide voting instructions to your U.S. broker on Proposal No. 1 and Proposal No. 2, your U.S. broker may not vote your Common Shares on those proposals resulting in a “broker non-vote”. These “broker non-votes” will be counted only for the purpose of determining whether a quorum is present at the Meeting and will not count for purposes of determining the number of votes cast on Proposal No. 1 and Proposal No. 2. Such broker non-votes will have no effect on the outcome of these proposals.
Will Common Shares that I own as a shareholder of record (Registered Shareholder) be voted if I do not timely return my form of proxy?
Common Shares that you own as a Registered Shareholder will be voted as you instruct on your form of proxy. If you sign and return your form of proxy without giving specific instructions, they will be voted in accordance with the procedure set out above under the heading “How will my shares be voted?”.
If you do not timely return your form of proxy, your Common Shares will not be voted unless you or your proxy holder attends the Meeting and any adjournment(s) or postponement(s) thereof and votes during the Meeting as described above under the heading “How can I vote at the Meeting?”.
When is the deadline to vote?
If you hold Common Shares as the Registered Shareholder, your vote by proxy must be received before 10:00 a.m. (Pacific Daylight Time) on June 2, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before any adjournment(s) or postponement(s) of the Meeting.
If you hold Common Shares as a beneficial owner, please follow the voting instructions provided by your bank, broker or other nominee.
May I change or revoke my vote?
If you are a Registered Shareholder, you may change your vote by: (i) providing a written notice of revocation to Broadridge by mail using the enclosed envelope to Attention: Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 provided that such notice is received by 10:00 a.m. (Pacific Daylight Time) on June 2, 2023 or, if the Meeting is adjourned, at least 48 hours (excluding Saturdays, Sundays and statutory holidays in the Province of British Columbia) before the beginning of any adjournment(s) or postponement(s) to the Meeting; (ii) by attending the online Meeting and voting; (iii) by granting a subsequent proxy; or (iv) in any other manner provided by law. To be effective, the subsequent proxy must be deposited before the time specified above under the heading “When is the deadline to vote?” for the deposit of proxies. If you have followed the process for attending and voting at the Meeting online, voting at the Meeting online will revoke your previous proxy. For Common Shares you hold as a beneficial owner, you may change your vote by timely submitting new voting instructions to your bank, broker or other nominee (which revokes your earlier instructions), or, if you have obtained a legal proxy from the nominee giving you the right to vote your Common Shares, by attending the online Meeting and voting.
Shareholder Proposals and Director Nominations
What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?
The Company is subject to the rules of both the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and provisions of the Business Corporations Act (British Columbia) (the “BCBCA”)

with respect to shareholder proposals. As clearly indicated under the BCBCA and SEC rules under the Exchange Act, simply submitting a shareholder proposal does not guarantee its inclusion in the proxy materials.
Shareholder proposals submitted pursuant to SEC rules under the Exchange Act for inclusion in the Company’s proxy materials for next year’s annual general meeting must be submitted to and received by the Company by no later than the close of business (Pacific Time) on December 29, 2023, the 120th day prior to the first anniversary of the date which this Proxy Statement was first released to our shareholders in connection with this year’s Meeting. Such proposals must also comply with all applicable provisions of Rule 14a-8 under the Exchange Act. If the Company changes the date of next year’s annual meeting by more than 30 days from the anniversary of this year’s Meeting, shareholder proposals must be received a reasonable time before we begin to print and mail the proxy materials for next year’s annual meeting in order to be considered for inclusion in the proxy materials.
The BCBCA also sets out the requirements for a valid proposal and provides for the rights and obligations of the Company and the submitter upon a valid proposal being made. A person wishing to submit a proposal must have been, for at least a 2-year uninterrupted period immediately prior to the date of signing of the proposal, the registered holder or the beneficial owner of either: (i) 1% of the outstanding shares or (ii) $2,000 worth of such shares (in each case, calculated as of time of signing of the proposal). If the submitting shareholder does not meet minimum shareholdings requirements, the shareholder must have support of one or more other shareholders who do meet such requirements. Proposals submitted under the applicable provisions of the BCBCA that a shareholder intends to present at next year’s annual meeting and wishes to be considered for inclusion in the Company’s proxy statement and form of proxy relating to next year’s annual meeting must be received at least three months before the anniversary of the Company’s last annual meeting or March 6, 2024.
Shareholders must submit written proposals, in accordance with the foregoing procedures, to the following address:
TILT Holdings Inc.
2801 E Camelback Road
Suite 180
Phoenix, AZ 85016
Attention: Deputy General Counsel
Proposals that are not timely submitted or are submitted to the incorrect address may, at our discretion, be excluded from our proxy materials. Proposals must comply with all applicable provisions of the BCBCA and the regulations thereunder.
How may I nominate director candidates or present other business for consideration at a meeting?
Shareholders who wish to (i) submit director nominees for consideration or (ii) present other items of business directly at next year’s annual meeting must give written notice of their intention to do so, in accordance with the deadlines described below, to our Deputy General Counsel at the address set forth under the heading “What is the deadline to submit shareholder proposals to be included in the proxy materials for next year’s annual meeting?”. Any such notice also must include the information required by our Articles (which may be obtained as provided below under the heading “Obtaining Additional Information”), and must be updated and supplemented as provided in the Articles.
Under the Articles, a shareholder (a “Nominating Shareholder”) may nominate persons for election to the Board at any annual meeting of shareholders if such shareholder provides notice (“Nominating Notice”) to the Company not less than 30 days prior to the date of the annual meeting of shareholders; provided, however, that in the event that the annual meeting of shareholders is to be held on a date that is less than 50 days after the date (the “Notice Date”) on which the first public announcement of the date of the annual meeting is made, the Nominating Notice is made not later than the close of business on the tenth day following the Notice Date. In the case of a special meeting (which is not also an annual meeting) of shareholders called for the purpose of electing directors (whether or not called for other purposes), a Nominating Shareholder may nominate persons for election to the Board if such shareholder provides the Nominating Notice to the

Company ‘not later than the close of business of the fifteenth day following the day on which the first public announcement of the date of the special meeting of shareholders was made. Notwithstanding the foregoing, the Board may, in its sole discretion, require the Nominating Shareholder to furnish additional information or waive any of the notice requirements.
In addition, to comply with Rule 14a-19 under the Exchange Act, shareholders who intend to solicit proxies in support of director nominees for election at next year’s annual meeting other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the first anniversary of the Meeting or April 7, 2024. If the date of next year’s annual meeting is changed by more than 30 calendar days from the first anniversary of the Meeting, then any such notice must be provided by the later of 60 calendar days prior to the date of next year’s annual meeting or the tenth calendar day following the day on which public announcement of the date of next year’s annual meeting.
Notice-and-Access
The Company is using the “Notice-and-Access” provisions of applicable securities laws under Rule 14a-16 under the Exchange Act, National Instrument 51-102 — Continuous Disclosure Obligations and National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer NI 54-101. Under notice-and-access, companies may post electronic versions of such Proxy Materials on a website for investor access and review and will make such documents available in hard copy upon request at no cost. Notice-and-access substantially reduces the Company’s printing and mailing costs and is environmentally friendly as it reduces paper and energy consumption.
This Proxy Statement, the Annual Report on Form 10-K (which includes the audited annual consolidated financial statements of the Company for the fiscal year ended December 31, 2022, together with the notes thereto, and the independent auditor’s report thereon, and the related management’s discussion and analysis), and the form of proxy are available on the “Investors” section of our website at www.tiltholdings.com/investors, on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. The Company has elected not to use the procedure known as “stratification” in relation to its use of the “notice-and-access” rules. Stratification occurs when an issuer using notice-and-access sends a paper copy of the Proxy Statement to some shareholders with a notice package.
Shareholders are reminded to review this Proxy Statement before voting. Shareholders will receive paper copies of a Notice of Internet Availability of Proxy Materials containing instructions on how to access and review the Proxy Materials as well as directions on how to vote by proxy.
Shareholders with questions about notice-and-access can call the Company at (623) 887-4990 or email investors@tiltholdings.com.
Obtaining Additional Information
Additional information relating to the Company can be found under its profile on the SEC’s website at www.sec.gov or on SEDAR at www.sedar.com. Our annual financial statements for the fiscal year ended December 31, 2022 are included in our Annual Report on Form 10-K, as filed with the SEC and on SEDAR on March 16, 2023. We will furnish a copy of our Annual Report on Form 10-K (excluding exhibits, except those that are specifically requested) without charge to any shareholder who so requests by writing to our Investor Relations at:
TILT Holdings Inc.
2801 E. Camelback Road #180
Phoenix, Arizona 85016
investors@tiltholdings.com

INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
Other than as set forth in this Proxy Statement, no person who has been a director or executive officer of the Company at any time since the beginning of the last fiscal year, nor any proposed nominee for election as a director of the Company, nor any associate or affiliate of any of the foregoing, has any material interest, directly or indirectly, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon other than the election of directors.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth the beneficial ownership of our Common Shares as of the Record Date for (i) each member of the Board, (ii) each named executive officer (as defined under the heading “Executive Compensation”), (iii) each person known to us to be the beneficial owner of more than 5% of our voting securities and (iv) the members of the Board and our executive officers as a group. Beneficial ownership is determined according to the rules of the SEC. Generally, a person has beneficial ownership of a security if the person possesses sole or shared voting or investment power of that security, including any securities that a person has the right to acquire beneficial ownership within 60 days of April 11, 2023, the Record Date. Except as indicated, all Common Shares are owned directly, and the person or entity listed as the beneficial owner has sole voting and investment power. The percentage ownership in the below table is based on 334,064,756 Common Shares outstanding as of the Record Date. To our knowledge, except as noted below, no person or entity is the beneficial owner of more than 5% of the Common Shares. The address for each director and executive officer is c/o TILT Holdings Inc., 2801 E. Camelback Road #180, Phoenix, Arizona 85016.
	Common Shares
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership (#)	Percent of Class (%)
Directors and Executive Officers
Tim Conder	1,393,900(1)	*
Dana Arvidson	100,000(2)	*
Brad Hoch	441,509(3)	*
John Barravecchia	1,164,253(4)	*
Adam Draizin	5,876,565(5)	1.73
George Odden	—(6)	*
D’Angela Simms	1,117,980(7)	*
Gary F. Santo, Jr.	1,015,964(8)	*
All current directors and executive officers as a group (8 persons )	10,094,207(9)	2.96
Principal Stockholders
Mark Scatterday	75,689,158(10)	18.53
Deyong Wang	29,379,980(11)	8.34
Robert Crompton	25,709,972(12)	7.15

*
less than one percent

(1)
Mr. Conder holds 1,393,900 Common Shares.

(2)
Mr. Arvidson holds 100,000 Common Shares.

(3)
Mr. Hoch holds 41,509 Common Shares and 400,000 vested options.

(4)
Mr. Barravecchia holds 1,020,131 Common Shares and 144,122 restricted stock units that will vest within 60 days of April 11, 2023.

(5)
Mr. Draizin holds (i) 2,196,569 limited partnership units (the “Units”) of Jimmy Jang L.P. (“Jimmy Jang”), a subsidiary of the Company, held by Callisto Collaborations LLC (“Callisto”), the membership interests of which are owned 100% by Mr. Draizin, with each Unit being convertible together with one right (“Right”) of the Company for one Common Share upon request; (ii) 2,196,569 Rights held by Callisto; and (iii) 3,679,996 warrants to purchase Common Shares held by Callisto that are exercisable at any time prior to their expiration, which were acquired pursuant to that certain First Amendment to Secured Note Purchase Agreement, dated February 15, 2023, by and among the Company, Jimmy Jang, Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jupiter Research, LLC, Jordan Geotas, as noteholder representative, and each of the purchasers and AP noteholders thereto. The Units do not hold any voting power at meetings of shareholders of the Company. Mr. Draizin has sole voting and dispositive power over the 5,876,565 Common Shares beneficially owned.
(6)
Mr. Odden holds no Common Shares.

(7)
Ms. Simms holds 973,858 Common Shares and 144,122 restricted stock units that will vest within 60 days of April 11, 2023.

(8)
Mr. Santo holds 415,964 Common Shares and 600,000 vested options. Mr. Santo's resigned as Chief Executive Officer of the Company effective as of April 21, 2023.

(9)
Consists of the total holdings of directors, named executive officers and all other executive officers as a group.

(10)
Based upon information set forth in the Schedule 13G/A, filed with the SEC on February 27, 2023, represents (i) 1,300,000 Common Shares; (ii) 27,182,540 Units of Jimmy Jang held by Mak One LLLP (“Mak One”), the partnership interests of which are 100% owned by Mr. Scatterday; (iii) 27,182,540 Rights held by Mak One, (iv) 1,666,667 options held by Mr. Scatterday that are exercisable within 60 days of April 11, 2023; and (v) 45,539,951 warrants to purchase Common Shares, held by Mak One, that are exercisable at any time prior to their expiration, which were acquired pursuant to that certain First Amendment to Secured Note Purchase Agreement, dated February 15, 2023, by and among the Company, Jimmy Jang, Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jupiter Research, LLC, Jordan Geotas, as noteholder representative, and each of the purchasers and AP noteholders thereto. Mr. Scatterday has sole voting and dispositive power over the 75,689,158 Common Shares beneficially owned.

(11)
Based upon the information set forth in the Schedule 13G filed with the SEC on March 22, 2023, represents (ii) 10,980,000 Common Shares, and (ii) 18,399,980 warrants to purchase Common Shares, held by Mr. Wang that are exercisable at any time prior to their expiration, which were acquired pursuant to that certain First Amendment to Secured Note Purchase Agreement, dated February 15, 2023, by and among the Company, Jimmy Jang, Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jupiter Research, LLC, Jordan Geotas, as noteholder representative, and each of the purchasers and AP noteholders thereto. Mr. Wang has sole voting and dispositive power over the 29,379,980 Common Shares beneficially owned.

(12)
Based upon information set forth in the Schedule 13G, filed with the SEC on February 27, 2023, represents (i) 9,609,989 Units of Jimmy Jang L.P. held by RHC 3, LLLP (“RHC 3”), the partnership interests of which are 100% owned by Mr. Crompton, with each Unit being convertible together with one Right of the Company for one Common Share at any time upon request of Mr. Crompton; (ii) 9,609,989 Rights held by RHC 3, and (iii) 16,099,983 warrants to purchase Common Shares, held by RHC 3, that are exercisable at any time prior to their expiration, which were acquired pursuant to that certain First Amendment to Secured Note Purchase Agreement, dated February 15, 2023, by and among the Company, Jimmy Jang, Baker Technologies, Inc., Commonwealth Alternative Care, Inc., Jupiter Research, LLC, Jordan Geotas, as noteholder representative, and each of the purchasers and AP noteholders thereto. Mr. Crompton has sole voting and dispositive power over the 25,709,972 Common Shares beneficially owned.

FINANCIAL STATEMENTS
The audited financial statements of the Company for the fiscal year ended December 31, 2022 (the “Financial Statements”) and the auditor’s report thereon will be tabled at the Meeting. Prior to the date of the Meeting, a copy of the Financial Statements will be available on the SEC’s website at www.sec.gov, SEDAR at www.sedar.com or from the Company at the request of shareholders.
No formal action will be taken at the Meeting to approve the Financial Statements.

PROPOSALS TO BE VOTED ON
TO THE KNOWLEDGE OF THE BOARD, THE ONLY MATTERS TO BE PLACED BEFORE THE MEETING ARE THOSE REFERRED TO IN THE NOTICE OF MEETING ACCOMPANYING THIS PROXY STATEMENT. HOWEVER, SHOULD ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, THE COMMON SHARES REPRESENTED BY THE PROXY SOLICITED HEREBY WILL BE VOTED ON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PERSONS VOTING THE COMMON SHARES REPRESENTED BY THE PROXY.

PROPOSAL NO. 1: SETTING THE NUMBER OF DIRECTORS
The Articles provide for that the number of directors shall be set at the greater of three and the most recent number of directors set by ordinary resolution of shareholders of the Company. The most recent ordinary resolution of shareholders of the Company set the number of directors at six. At the Meeting, holders of Common Shares will be asked to consider and, if deemed appropriate, pass an ordinary resolution fixing the number of directors to be elected to hold office until the next annual meeting or until their successors are elected or appointed, in accordance with the Articles, at five, subject to increases as provided by the Articles and the BCBCA. OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” SETTING THE NUMBER OF DIRECTORS AT FIVE IN PROPOSAL NO. 1.

PROPOSAL NO. 2: ELECTION OF DIRECTORS
Each director of the Company is elected annually and holds office until the next annual meeting of the Company unless he or she ceases to hold office prior to such time. The term of office of each of the present directors, being John Barravecchia, Tim Conder, Adam Draizin, George Odden and D’Angela Simms will expire at the Meeting. Mr. Draizin and Mr. Odden were appointed to the Board pursuant to the director nomination rights of the holders under the NPA Amendment (as defined below) as described further under the heading “Certain Relationships and Related Persons Transactions”.
At the Meeting, the holders of Common Shares will be asked to vote for election of the five persons named below, presented for election at the Meeting as the Board’s nominees.
The following table sets forth certain information about our directors and director nominees:
Name, Province or State, and Country of Residence	Board Meeting Attendance	Position	Director Since
John Barravecchia(1)(3) Arizona, USA Age: 67	12/12	Chair of the Board	April 2020
Tim Conder(5) Nevada, USA Age: 40	12/12	Director and Interim Chief Executive Officer	October 2019
Adam Draizin(2)(5) Washington, USA Age: 53	N/A	Director	February 2023
George Odden(2)(3) Arizona, USA Age: 58	N/A	Director	March 2023
D’Angela Simms(3)(4)(5) Maryland, USA Age: 47	9/12	Director	April 2023

Notes:
(1)
Chair of the Audit Committee.

(2)
Member of the Audit Committee.

(3)
Member of the Compensation Committee.

(4)
Chair of the Nominating and Corporate Governance Committee.

(5)
Member of the Nominating and Corporate Governance Committee.

Director Biographies
John Barravecchia.   Mr. Barravecchia has served as a member of the Board since April 2020 and Chair of the Board since March 2023. Since February 2022, Mr. Barravecchia has served as the Chief Financial Officer of TruLite Health Inc., an Arizona based healthcare company. Mr. Barravecchia was retired from 2016 to February 2022. Mr. Barravecchia served as the Chief Financial Officer of Stat Health Services Inc., an e-health service provider, from 2011 through the sale of the company in 2016. Mr. Barravecchia served as Chief Financial Officer, Treasurer and Chief Investment Officer for General Electric — Franchise Finance, a General Electric financing subsidiary, from 2001 to 2008. Prior to General Electric, Mr. Barravecchia served as the Chief Financial Officer and Treasurer of Franchise Finance Corporation of America, a REIT that specifically focused on restaurant franchise sale-leasebacks, from 1984 to 2001. From 1980 to 1984, Mr. Barravecchia was associated with the public accounting firm Arthur Andersen & Co.
The Company believes that Mr. Barravecchia’s financial experience and his familiarity in working with management of a variety of companies qualifies him to serve on the Board.

Tim Conder.   Mr. Conder has served as a member of the Board since October 2019 and as the Interim Chief Executive Officer of the Company since April 2023. Mr. Conder served as the Chief Operating Officer of the Company from July 2019 to November 2020, the Senior Vice President of Software and Services for the Company from January 2019 to July 2019 and the President of the Company from February 2020 to October 2020. Since January 2015, Mr. Conder has served as Founder and Chief Executive Officer of Blackbird Logistics Company, a technology and logistics provider in the cannabis space. Since December 2021, Mr. Conder has served as the Chief Technology Officer of HERBL, Inc., a distributor and supply chain provider for cannabis. Mr. Conder previously co-founded Bootleg Courier Company, a bike messenger business in Reno, Nevada.
The Company believes that Mr. Conder’s industry experience as well as extensive knowledge and experience at the Company qualifies him to serve on the Board.
Adam Draizin.   Mr. Draizin has served as a member of the Board since February 2023. Mr. Draizin co-founded American Traffic Solutions, a provider of photo enforcement solutions for red light and speed enforcement in the United States and Canada in 2003 which was sold to Platinum Equity in June 2017 (now Verra Mobility NASDAQ: VRRM). At ATS, Mr. Draizin led its fleet services division as President and also served as Chief Financial Officer from 2004 to 2010. Prior to joining Air Traffic Solutions, Mr. Draizin led RAD Energy Corporation as Chief Executive Officer from 2000 to 2002 worked as a senior advisor to British Petroleum’s U.S. Fuels Division President from 2002 to 2003, and served as an investment banking analyst at Kidder, Peabody & Company from 1992 to 1994 .
The Company believes that Mr. Draizin’s extensive financial knowledge and management experience qualifies him to serve on the Board.
George Odden.   Mr. Odden has served as a member of the Board since March 2023. Mr. Odden has been a partner at Ardent Advisory Group since April 2020, providing client services, primarily related to M&A. He started his career as an officer in the U.S. Navy from 1987 until 1993, and after earning his MBA, began his professional career on Wall Street with Dillon Read as an Associate in 1995, followed by positions as a Director at UBS from 2001 to 2003, as a Managing Director at Houlihan Lokey from 2007 to 2013, and at KPMG as a Managing Director from 2015 until 2017. With a career focus on M&A, Mr. Odden led the M&A efforts of two Fortune 500 companies, Rockwell International and Honeywell Aerospace, working to grow these businesses through acquisition and joint venture. From 2015 to 2020, Mr. Odden was a Partner at CP Capital, a boutique investment bank, where he helped operators reach strategic goals through majority sales, financing activities, or minority equity infusions.
The Company believes that Mr. Odden’s knowledge and experience in the financial and banking industries qualifies him to serve on the Board.
D’Angela Simms.   Ms. Simms has served as a member of the Board since July 2020. Since August 2020, Ms. Simms has served as the Chief Executive Officer of Lobos 1707, an independent spirits producer. From May 2017 to June 2019, Ms. Simms served as the President of Combs Enterprises, a privately owned spirits and wines producer.
The Company believes that Ms. Simms’ experience serving in a management capacity at various companies qualifies her to serve as a member of the Board.
Majority Voting Policy
On August 9, 2021, the Board and the Nominating and Corporate Governance Committee of the Board approved the adoption of a majority voting policy pursuant to which, in an uncontested election (as defined in the policy), each director must be elected by the vote of a majority of the shares represented in person and by proxy. Accordingly, if any nominee for the Board receives a greater number of votes “withheld” from his or her election than votes “for” such election, that director must promptly tender his or her resignation to the Chair of the Board following the meeting of shareholders at which the director was elected. The Nominating and Corporate Governance Committee shall consider any such offer of resignation and recommend to the Board whether or not to accept it. Any director who has tendered his or her resignation shall not participate in the deliberations of either the Nominating and Corporate Governance Committee or the Board at which his or her resignation is considered. In its deliberations, the Nominating and Corporate Governance Committee

may consider any stated reasons as to why shareholders “withheld” votes from the election of the relevant director, the effect such resignation may have on the Company’s ability to comply with applicable corporate or securities law requirements, applicable regulations or commercial agreements regarding the composition and dynamics of the Board, and any other factors that the members of the Nominating and Corporate Governance Committee consider relevant. The Board must promptly accept the resignation unless it determines, in consultation with the Nominating and Corporate Governance Committee, that there are exceptional circumstances that should delay the acceptance of the resignation or justify rejecting it. The Board shall, after considering the factors identified by the Nominating and Corporate Governance Committee and any other factors that the Board considers relevant, make its decision and announce such decision through a press release within 90 days following the applicable shareholder meeting. If the Board declines to accept the resignation, it should fully state the reasons for its decision in the press release. If the Board accepts the resignation, it shall be effective when accepted by the Board.
Corporate Cease Trade Orders
None of the director nominees is, as of the date of this Proxy Statement, or has been within the 10 years before the date of this Proxy Statement, a director, chief executive officer or chief financial officer of any company, including any personal holding company of such director, chief executive officer or chief financial officer, that was subject to a corporate cease trade order that was issued while that person was acting in that capacity, or was subject to an order that was issued after the director or executive officer ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in such capacity.
Bankruptcy and Insolvency
None of the director nominees is as of the date of this Proxy Statement or has been within the 10 years before the date of this Proxy Statement, a director or executive officer of any company, including any personal holding company of such director or executive officer, that while that person was acting in that capacity or within a year of that person ceasing to act in that capacity became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold the assets of such company. No director nominee has within the 10 years before the date of this Proxy Statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of such individual.
Penalties and Sanctions
No director nominee has been the subject of any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority or has entered into a settlement agreement with a securities regulatory authority, or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES IN PROPOSAL NO. 2.

PROPOSAL NO. 3: RE-APPOINTMENT AND REMUNERATION OF AUDITORS
At the Meeting, shareholders will be asked to re-appoint MGO as the auditors of the Company until the next annual general meeting of shareholders or until a successor is appointed, based on the recommendation of the Audit Committee and the Board, and to authorize the directors to fix the remuneration of the auditors. MGO was appointed auditor of the Company effective as of October 29, 2021 in respect of the fiscal year ended December 31, 2021. The Board and the Audit Committee believe the continued retention of MGO as our independent registered accounting firm is in the best interests of the Company and our shareholders. A representative of MGO will be present at the Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.
The following table provides information regarding the fees billed to us by MGO in the fiscal years ended December 31, 2022 and December 31, 2021:
	For the fiscal years ended
	December 31, 2022	December 31, 2021
Audit fees(1)	$645,000	$470,494
Audit-related fees	—	—
Tax fees	—	—
All other fees	—	—
Total fees:	$645,000	$470,494

(1)
Audit fees consist of audit of annual financial statements and review of quarterly financial statements.

Pre-Approval Policies and Procedures
The Audit Committee will review and pre-approve any engagements for non-audit services to be provided by the external auditor, together with estimated fees.
OUR BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RE-APPOINTMENT OF THE AUDITORS AND AUTHORIZATION FOR THE DIRECTORS TO FIX THE REMUNERATION OF THE AUDITORS IN PROPOSAL NO. 3.

REPORT OF THE AUDIT COMMITTEE
The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing by TILT Holdings Inc. under the Securities Act or the Exchange Act.
The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information provided by the Company to regulatory authorities and its shareholders, as well as reviews the Company’s system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
In connection with these responsibilities, the Audit Committee met with management and MGO to review and discuss the financial statements for the fiscal year ended December 31, 2022. The Audit Committee has also discussed with MGO, the Company’s independent registered public accounting firm, the matters required to be discussed under applicable auditing standards, including Auditing Standard No. 1301 of the Public Company Accounting Oversight Board (“PCAOB”). In addition, the Audit Committee discussed with MGO its independence, and received from MGO the written disclosures and the letter required by applicable requirements of the PCAOB. Finally, the Audit Committee discussed with MGO, with and without management present, the scope and results of MGO’s audit of such financial statements.
Based on the Audit Committee’s discussions with management, review of MGO’s letter and discussions with MGO, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022.
Audit Committee of the Board
John Barravecchia (Chair)
Adam Draizin
George Odden

CORPORATE GOVERNANCE
National Instrument 58-101 — Disclosure of Corporate Governance Practices (“NI 58-101”) sets out a series of guidelines for effective corporate governance of Canadian companies. The guidelines address matters such as the composition and independence of corporate boards, the functions to be performed by boards and their committees, and the effectiveness and education of board members.
In establishing its corporate governance practices, the Board has been guided by applicable Canadian securities legislation, including National Policy 58-101 — Corporate Governance Guidelines and the guidelines of the NEO Exchange (the “NEO Exchange”) for effective corporate governance. The Board is committed to a high standard of corporate governance practices. The Board believes that this commitment is not only in the best interests of its shareholders, but that it also promotes effective decision making at the Board level.
Role of Board of Directors
The Board is responsible for general oversight of the Company’s business and affairs and is actively involved in the Company’s strategic planning process. The Board discusses and reviews all materials relating to strategic and operating plans with management and is responsible for reviewing and approving strategic and operating plans and budgets. Management must seek the Board’s approval for any transaction that would have a significant impact on the strategic plan. The Board approves all significant decisions that affect the Company before they are implemented and the Board supervises their implementation and reviews the results.
The Board is also responsible for selecting the chief executive officer of the Company (the “CEO”), appointing senior management and for monitoring their performance. The Board delegates to management responsibility for, among other things, meeting defined corporate objectives, implementing approved strategic and operating plans, carrying on the Company’s business, evaluating new business opportunities and complying with applicable regulatory requirements.
The Board periodically reviews the Company’s business and implementation of appropriate systems to manage any associated risks, communications with investors and the financial community and the integrity of the Company’s internal control and management information systems.
The Board also monitors the Company’s compliance with its timely disclosure obligations and reviews material disclosure documents prior to distribution. The Board discharges its responsibilities directly and through three committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee.
The Board is currently comprised of five directors and it is proposed that five directors will be nominated at the Meeting. The Board is of the view that its proposed size permits a diversity of experience and knowledge and is the appropriate size to foster and promote effective participation, decision making and oversight.
Term Limits
Our Board has not adopted director term limits or other automatic mechanisms of board renewal. Rather than adopting formal term limits, mandatory age-related retirement policies and other mechanisms of board renewal, the Nominating and Corporate Governance Committee seeks to maintain the composition of the Board in a way that provides, in the judgement of the Board, the best mix of skills and experience to provide for the Company’s overall stewardship and success. The Nominating and Corporate Governance Committee also is expected to conduct a process for the assessment of the Board, each committee and each director regarding his, her or its effectiveness and performance, and to report evaluation results to the Board.
Board of Directors Mandate
Our Board is responsible for the stewardship of the Company and providing oversight as to the management of our business and affairs, including providing guidance and strategic oversight to management. Our Board has a formal mandate that provides that the primary responsibilities of the Board are as follows, among other things:
•
to maximize long term shareholder value;

•
to approve the strategic plan of the Company;

•
to ensure that processes, controls and systems are in place for the management of the business and affairs of the Company and to address applicable legal and regulatory compliance matters;

•
to maintain the composition of the Board in a way that provides an effective mix of skills and experience to provide for the overall stewardship of the Company;

•
to ensure that the Company meets its obligations on an ongoing basis and operates in a safe and reliable manner; and

•
to monitor the performance of the management of the Company to ensure that it meets its duties and responsibilities to the shareholders.

Pursuant to applicable Canadian laws, the text of the Board’s mandate is set out in Appendix “A” to this Proxy Statement and posted on the Company’s website at www.tiltholdings.com/investors.
Other Directorships
None of the Company’s directors are or have been within the past five years directors of other reporting issuers (or the equivalent) in a jurisdiction or a foreign jurisdiction.
Director Independence
NEO Exchange Independence
Under the NEO Exchange listing manual, an “independent director” means a director who is independent in accordance with section 1.4 of National Instrument 52-110 — Audit Committees (“NI 52‑110”) or its successor provision. A listed issuer on the NEO Exchange must have a board of directors that consists of (i) at least two independent directors or (ii) where the board consists of six or more members, at least one-third independent directors. The Board is currently composed of four “independent directors” as defined under the NEO Exchange Listing Manual.
Under such definition, John Barravcecchia, Adam Draizin, George Odden and D’Angela Simms are each an independent director, and Mark Coleman and Jane Mathieu, who served as directors in 2022, were independent directors. Tim Conder is not independent as he is a current executive officer of the Company.
Nasdaq Independence
Although the Common Shares are not listed on any U.S. national securities exchange, the Company also determines independence using the definition of “independent director” under the rules of the Nasdaq Stock Market LLC (“Nasdaq Rules”) as required by SEC rules. The Board is composed of four “independent directors” as defined under the Nasdaq Rules. In particular, Nasdaq Rule 5605(a)(2) provides that an “independent director” is a person other than an officer or employee of the Company or any other individual having a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Nasdaq Rules provide that a director cannot be considered independent if:
•
the director is, or at any time during the past three years was, an employee of the Company;

•
the director or a family member of the director accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for board or board committee service);

•
the director is a family member of an individual who is or at any time during the past three years was, employed by the Company as an executive officer;

•
the director or a family member of the director is a partner in, controlling shareholder of, or an executive officer of an entity to which the company made, or from which the company received, payments for properties or services in the current or any of the past three fiscal years that exceeds 5%

of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions, including, among other things, payments arising solely from investments in the Company’s securities );
•
the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three years, any of the executive officers of the company served on the compensation committee of such other entity; or

•
the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three years was a partner or employee of the Company’s outside auditor, and who worked on the Company’s audit.

Under such definition, Adam Draizin, George Odden, John Barravecchia and D’Angela Simms are each an independent director and Mark Coleman and Jane Mathieu, who served as directors in 2022, were independent directors. Tim Conder is not independent as he is a current executive officer of the Company.
Director Attendance
Board members are expected to attend all Board meetings and meetings of Board committees on which they serve. The Board held 12 meetings in 2022. In 2022, each incumbent director attended at least 75% of the total number of meetings of our Board and any committee on which he or she served. All of the directors then serving attended the 2022 annual general meeting of the shareholders.
Independent directors do not hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance. Our Board believes that given its size and structure, it is able to facilitate independent judgment in carrying out its responsibilities and will continue to do so. To enhance such independent judgment, the independent directors of our Board may meet in the absence of senior executive officers or any non-independent directors, and the Board encourages its independent directors to seek the advice of financial, legal or other consultants when necessary.
Board Leadership Structure
The Board does not have a policy on whether or not the role of the CEO and Chair of the Board should be separate or, if it is to be separate, whether the Chair of the Board should be selected from the non-employee directors or be an employee. Since 2021, the Company’s governance structure has been led by a separate CEO and Chair of the Board. The Board believes that an effective board leadership structure is highly dependent on the experience, skills and personal interaction between persons in leadership roles. Currently, we operate with John Barravecchia serving as our Chair of the Board and Tim Conder serving as our Interim CEO. The Board believes that these complementary roles provide the appropriate governance structure for the Company at this time. Because the Chair of the Board is independent, the Board has not appointed a lead independent director.
Orientation and Continuing Education
The Company does not currently have any formal orientation and education programs for new directors. However, the Board briefs all new directors on the corporate policies of the Company and other relevant corporate and business information. Directors are free to contact the CEO, President and Chief Financial Officer (“CFO”) at any time to discuss any aspect of the Company’s business.
Risk Oversight
The Board is responsible for identifying the principal risks of the Company’s business and reviewing the risk management systems implemented by management to effectively monitor and manage such risks. The Board does not have a standing risk management committee and instead administers this oversight function directly through the Board as a whole, as well as through various standing committees of the Board that address risks inherent in their respective areas of oversight. The Board fulfills its oversight role directly and through the operations of its various committees, including the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. The Board receives periodic reports on each committee’s activities. The Audit Committee has responsibility for risk oversight in connection with its review of our financial reports filed with the SEC and on SEDAR. The Audit Committee receives reports from our CFO and our independent auditors in connection with the review of our quarterly and annual financial statements regarding significant financial transactions, accounting and reporting matters, critical accounting estimates and management’s exercise of judgment in accounting matters. When reporting on such matters, our independent auditors also provide their assessment of management’s report and conclusions.
Shareholder Communications
Shareholders may communicate with the Board by writing to the Company’s Vice President, Investor Relations and Communications at 2801 E. Camelback Road #180 Phoenix, Arizona 85016. Communications intended for a specific director or directors should be addressed to their attention to the Company’s Vice President, Investor Relations and Communications at the address provided above. Communications received are forwarded directly to Board members. Communications which are illegal, unduly hostile or threatening, or similarly inappropriate will be disregarded.
Audit Committee
Mandate of the Audit Committee
The Audit Committee of the Board is established for the purpose of overseeing the accounting and financial reporting processes of the Company and annual external audits of the consolidated financial statements. The Audit Committee has formally set out its responsibilities and composition requirements in fulfilling its oversight in relation to the Company’s internal accounting standards and practices, financial information, accounting systems and procedures in the Audit Committee Charter.
The Audit Committee held 5 meetings in 2022. During 2022, the Audit Committee was comprised of Jane Mathieu, Mark Coleman and John Barravecchia.
The Board adopted a written charter of the Audit Committee. Pursuant to applicable Canadian laws, the Audit Committee Charter is set out in Appendix “B” to this Proxy Statement and posted on the Company’s website at www.tiltholdings.com/investors. Pursuant to its charter, the Audit Committee is responsible for certain activities including, among others, to:
•
appoint, retain, oversee, evaluate, and compensate the independent auditors;

•
review the annual audited and quarterly consolidated financial statements, the annual report to shareholders, any related management’s discussion and analysis, together with any related press releases;

•
consider the adequacy and effectiveness of the Company’s internal control and reporting system;

•
review proposed changes in major accounting policies, the presentation and impact of significant risks and uncertainties, and key estimates and judgments of management that may be material to financial reporting;

•
report regularly to the Board regarding its activities and prepare and publish the required annual Audit Committee report;

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review and approve related persons transactions in accordance with the Company’s Related Person Transactions Policy;

•
establish procedures for the receipt, retention, and treatment of complaints and concerns regarding accounting, internal accounting controls, or auditing matters; and

•
annually evaluate the adequacy of the Audit Committee’s charter.

Composition of the Audit Committee
The Audit Committee currently consists of John Barravecchia, Adam Draizin and George Odden. The Chair of the Audit Committee is Mr. Baravecchia. Mr. Barravecchia, Mr. Draizin and Mr. Odden have been determined to be independent, as such term is defined in section 1.4 of NI 52-110. All members are considered to be financially literate as such term is defined in section 1.6 of NI 52-110. Although the Company is not subject to the director independence requirements of any U.S. national securities exchange, as required by SEC rules, Mr. Barravecchia, Mr. Odden and Mr. Draizin also have been determined to be independent pursuant to Rule 5605(c)(2)(A) of the Nasdaq Rules applicable to Audit Committee members. Each member of the Audit Committee is financially literate and possesses extensive financial knowledge, experience and comprehension of financial statements. Mr. Barravecchia is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act.
Relevant Education and Experience of the Audit Committee
The relevant education and experience of each Audit Committee member can be found on pages 18-19 of this Proxy Statement.
Compensation Committee
The Compensation Committee of the Board assists the Board in fulfilling its responsibilities with respect to evaluating human resources policies, performing annual performance reviews and evaluating executive compensation arrangements. The Compensation Committee makes recommendations to the Board with respect to proposals regarding designing and administering the Company’s executive compensation program. The Compensation Committee’s responsibilities are set forth in the Mandate of the Compensation Committee.
The current members of the Compensation Committee include the following directors: John Barravecchia, D’Angela Simms and George Odden. The Board has not yet elected a Chair of the Compensation Committee. Although the Company is not subject to the director independence requirements of any U.S. national securities exchange, as required by SEC rules, Mr. Barravecchia, Ms. Simms and Mr. Odden have been determined to be independent pursuant to Rule 5605(d)(2) of the Nasdaq Rules applicable to Compensation Committee members.
Each member of the Compensation Committee has relevant experience relevant to compensation policy and/or oversight that, combined with their independence, suitably equip them to serve on the Compensation Committee. Their financial knowledge also allows them to assess the costs and benefits of compensation plans. The collective experience of the members ensures that the Compensation Committee has a deep understanding of our business, which is important when determining the appropriate metrics for measuring success.
The Board has adopted a written mandate of the Compensation Committee, which is posted on the Company’s website at www.tiltholdings.com/investors. Pursuant to its mandate, the Compensation Committee is responsible for certain activities including, among others, to:
•
recommend to the Board overall human resource policies, trends and/or organizational issues;

•
recommend to the Board compensation awarded to the CEO and the other officers of the Company (collectively, the “Officers”);

•
conduct an annual performance review of the CEO and the CEO’s appraisal of the Officers’ performance;

•
review executive compensation disclosures prior to the Company publicly disclosing this information;

•
review any Company employee agreement with compensation in excess of $200,000;

•
review and recommend to the Board for approval the form and amount of compensation to directors;

•
retain persons having special expertise and/or obtain independent professional advice to assist in fulfilling its responsibilities at the expense of the Company, if required; and

•
annually evaluate the adequacy of the Compensation Committee’s mandate.

The Compensation Committee held one meeting in 2022. During 2022, the Compensation Committee was comprised of Mark Coleman, John Barravecchia and D’Angela Simms.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee of the Board was established for the purpose of assisting the Board in fulfilling its corporate governance responsibilities under applicable law and is responsible for reviewing and assessing the effectiveness of the Board, evaluating the Board and its directors and making policy recommendations aimed at enhancing Board effectiveness. The Nominating and Corporate Governance Committee is a committee established for the purpose of developing the Company’s approach to corporate governance matters and reviewing and recommending the size and composition of the Board.
To encourage an objective nominating process when considering potential Board nominees, the Nominating and Corporate Governance Committee takes into account a number of factors, which may include, among others, the current composition of the Board, the ability of the individual candidate to contribute on an overall basis, the ability of the individual to contribute sufficient time and resources to the Board, the current and future needs of the Company, the composition of the Board and the degree of diversity (including gender) among the directors, the individual’s direct experience with public companies in general, as well as the ability of the candidate’s skills, experience and other qualities to complement those of existing members of the Board.
The Nominating and Corporate Governance Committee currently consists of Tim Conder, D’Angela Simms and Adam Draizin. The Chair of the Nominating and Corporate Governance Committee is Ms. Simms. Mr. Draizin and Ms. Simms have been determined to be independent pursuant to section 1.2 of NI 58-101.
The Board adopted a written mandate of the Nominating and Corporate Governance Committee which is posted on the Company’s website at www.tiltholdings.com/investors. Pursuant to its mandate, the Nominating and Corporate Governance Committee is responsible for certain activities including, among others, to:
•
review on an ongoing basis the effectiveness of the Board and its committees in fulfilling the Board’s mandate;

•
develop and periodically review the Company’s approach to corporate governance matters;

•
determine and recommend to the Board the appropriate size of the Board, its composition of members between independent directors and non-independent directors and minimum holdings of securities for each director;

•
undertake a periodic performance review and evaluation of the Chair of the Board and each individual director, committee chair, committee and member of senior management;

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seek new members for the Board from time to time and consider and recommend to the Board the annual nomination of directors for election by shareholders;

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annually review and recommend to the Board the appointments to each committee of the Board and any changes to the terms of reference of the committees;

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establish a process for direct communications with securityholders and other stakeholders, including through the Company’s Whistleblowing Policy;

•
conduct a periodic review of the Company’s Code of Business Conduct and ethics and recommend to the Board any necessary or appropriate changes; and

•
periodically evaluate the adequacy of the Compensation Committee’s mandate.

The Nominating and Corporate Governance Committee will consider all qualified director candidates identified by various sources, including members of the Board, management and shareholders. Director candidates recommended by shareholders will be given the same consideration as those identified from other sources. Any shareholder who wishes to recommend a candidate for consideration by the Nominating and Corporate Governance Committee as a nominee for director should follow the procedures described under the heading “How may I nominate director candidates for consideration at a meeting?” in this Proxy Statement. The Nominating and Corporate Governance Committee is responsible for reviewing each candidate’s biographical information and assessing each candidate’s independence, skills and expertise.
The Nominating and Corporate Governance Committee did not meet in 2022. During 2022, the Nominating and Corporate Governance Committee was comprised of Mark Scatterday, Jane Mathieu and John Barravecchia.
Assessments of Directors, the Board and Board Committees
The Nominating and Corporate Governance Committee reviews on an ongoing basis the effectiveness of the Board and its committees in fulfilling the Board’s mandate.

Diversity
The Company believes that having a diverse Board can offer a breadth and depth of perspectives that enhance the Board’s performance. The Company values diversity of abilities, experience, perspective, education, gender, background, race and national origin. Recommendations concerning director nominees are based on merit and past performance as well as expected contribution to the Board’s performance and, accordingly, diversity is taken into consideration. For the same reason, the Company has not set representation targets. Currently, one of the five members on the Board, or 20%, is a woman.
The Company has recruited and selected senior management candidates that represent a diversity of business understanding, personal attributes, abilities and experience. Currently, no members of senior management are women.
While the Company does not currently have a specific mandate for the representation and nomination of women on the Board or senior management, it is a priority. The Company continues to believe diversity is a priority in both governance and within the organization and strives to become an industry leader in supporting inclusion and diversity.
The composition of the Board and senior management is shaped by the selection criteria established by the Nominating and Corporate Governance Committee. This is achieved by, among other things, ensuring that diversity considerations are taken into account in Board vacancies and senior management, monitoring the level of women representation on the Board and in senior management positions, continuing to broaden recruiting efforts to attract and interview qualified women candidates, and committing to retention and training to ensure that the most talented employees are promoted from within the organization.
Orientation and Continuing Education
The Company does not currently have any formal orientation and education programs for new directors. However, the Board briefs all new directors on the corporate policies of the Company and other relevant corporate and business information. Directors are free to contact the CEO, President and the Chief Financial Officer at any time to discuss any aspect of the Company’s business.
Code of Ethics
The Company has a Code of Business Conduct and Ethics (the “Code of Business Conduct and Ethics”) setting out the standards of conduct expected from all directors, officers and employees of the Company. The Code of Business Conduct and Ethics covers matters including, but not limited to: accounting requirements, conflicts of interest, confidentiality and integrity of information, use of the Company’s property, entertainment, gifts and favours, recoupment of incentive compensation, improper payments, social media, environment and safety, professional development, non-profit and professional associations, political participation, respect in the workplace, and social responsibility.
The Audit Committee is responsible for responding to any reports as to any actual or alleged violations of the Code of Business Conduct and Ethics.
The Code of Business Conduct and Ethics is in addition to fiduciary duties placed on individual directors pursuant to corporate legislation and the common law, and the conflict of interest provisions under corporate legislation which restricts an individual director’s participation in decisions of the Board in which the director has an interest.
The Board has also adopted a Whistleblowing Policy with respect to the confidential and anonymous reporting of complaints and irregularities.
A copy of the Code of Business Conduct and Ethics can be found in the “Investors” section of our website at www.tiltholdings.com/investors. We intend to satisfy the disclosure requirements of the SEC regarding amendments to, or waivers from, the Code of Business Conduct and Ethics, by posting such information on the same website.

EXECUTIVE OFFICERS
The following table provides certain information regarding our executive officers as of the date of this Proxy Statement:
Name	Age	Position
Tim Conder	40	Interim Chief Executive Officer
Dana Arvidson	48	Chief Financial Officer
Brad Hoch	53	Chief Accounting Officer
Chris Kelly	57	Chief Revenue Officer
Executive Officer Biographies
Biographical information concerning Tim Conder, our Interim Chief Executive Officer, is set forth above under “Board of Directors.”
Dana Arvidson.   Mr. Arvidson has served as the CFO since December 2022. Prior to serving as the CFO, Mr. Arvidson served as the Chief Operating Officer (“COO”) of the Company from July 2021 to December 2022. Prior to serving as COO of the Company, Mr. Arvidson served as Vice President of Corporate Development at PhyNet Dermatology LLC, a physician network of dermatologists and dermatopathologists, from March 2019 to July 2021. Prior to PhyNet, Mr. Arvidson served as Director of Corporate Development at American Dental Partners Inc., a dental practice management company, from March 2017 to March 2019. Mr. Arvidson has over 20 years of experience in a broad array of roles focused on achieving growth objectives and enhancing operating results within Healthcare and Financial Services.
Brad Hoch.   Mr. Hoch has served as the Chief Accounting Officer (“CAO”) of the Company since December 2022. Prior to serving as the CAO, Mr. Hoch served as a CFO of the Company from October 2020 to December 2022 and served as the interim CFO from June 2020 to October 2020. Mr. Hoch served as the Division Controller of Verra Mobility, a technology company focused on fleet management, from October 2011 to February 2019. Mr. Hoch has over 20 years of experience in senior finance and accounting positions in a number of high growth technology and business solutions enterprises including having served as Director of Finance at TPI Composites Inc. from September 2009 to October 2011 and having held numerous positions at Gateway Inc. from January 1996 to September 2009.
Chris Kelly.   Chris Kelly has served as the Chief Revenue Officer (“CRO”) of the Company since December 2022. Prior to serving as the CRO, Mr. Kelly served as Senior Vice President (“SVP”) of Revenue Growth of the Company from June 2022 to December 2022. Prior to serving as the SVP of Revenue Growth, Mr. Kelly served as the Executive Director of Wholesale at Trulieve Cannabis Corp., a cannabis company , from September 2019 to May 2022. Prior to Trulieve Cannabis Corp., Mr. Kelly served as the Senior Director of Sales at the Kellogg Company from January 2016 to August 2019. Mr. Kelly has over 25 years of experience in leadership roles focused on sales and revenue growth.

EXECUTIVE COMPENSATION
The Board as a whole determines the level of compensation for our senior executives, including our CEO and our CFO. The Compensation Committee, on behalf of the Board, establishes any policies and procedures with respect to the compensation of our senior executive officers. The Compensation Committee also assists the Board in discharging the Board’s oversight responsibilities relating to the attraction, compensation, evaluation and retention of key senior management employees, and in particular the CEO, with the skills and expertise needed to enable the Company to achieve its goals and strategies at fair and competitive compensation and appropriate performance incentives.
The Compensation Committee is responsible to review and approve corporate goals and objectives relevant to the CEO and other senior executive officers’ compensation, evaluate the performance of the CEO and each of the other senior executive officer’s performance in light of those goals and objectives, and recommend to the Board for approval the compensation level for each senior executive officer, including the CEO and CFO, based on this evaluation. The Compensation Committee is also responsible for the review of the compensation systems in order to ensure the fairness and appropriateness of the compensation plans in which our senior executive officers may participate, including our incentive compensation plans and equity-based plans.
Compensation Consultant
The Compensation Committee is directly responsible for the appointment and oversight of our independent compensation consultant. The Compensation Committee, with our independent compensation consultant, periodically reviews the compensation structure and levels paid to non-employee directors and makes recommendations for adjustments, as appropriate, to the Board.
The Compensation Committee considered advice provided by ClearBridge Compensation Group (“ClearBridge”), its independent compensation consultant, in establishing the 2022 non-employee director compensation. ClearBridge is retained by and reports directly to the Compensation Committee. ClearBridge provided the following services to the Compensation Committee: (i) recommending a peer group of companies, (ii) assisting the Compensation Committee in understanding compensation levels of executive officers in the benchmarking peer group, and (iii) assisting in a director pay analysis.
In 2022, Clear Bridge conducted a benchmarking review of our non-employee director compensation, covering both compensation levels and program design as compared to the peer group and shared its findings with Compensation Committee members. Based on the results of the review, the Compensation Committee adjusted our overall non-employee director program to align with our peers, both in terms of practices and structure as well as pay levels.
Named Executive Officers
A named executive officer (“NEO”) of the Company means each of the following individuals:
•
the principal executive officer of the Company during the last completed fiscal year;

•
the Company’s next two most highly compensated executive officers as of the end of the most recently completed fiscal year, based on total compensation; and

•
up to two additional individuals for whom disclosure would have been provided under the above but for the fact that the individual was not serving as an executive officer at the end of the last completed fiscal year.

For the fiscal year ended December 31, 2022, the Company’s NEOs included: (i) Gary F. Santo, Jr., Former CEO; (ii) Dana Arvidson, CFO; and (iii) Brad Hoch, CAO.
Elements of NEO Compensation
As part of our executive compensation program, NEOs receive both fixed base compensation and performance-based variable compensation comprising of short-term and long-term incentives. The Compensation Committee makes recommendations to the Board with respect to proposals regarding designing and administering the Company’s executive compensation program. The Compensation Committee does not allocate compensation value to the different compensation elements on the basis of a formula, but rather on the basis of market practices and a discretionary assessment of an NEO’s past contribution and ability to contribute to future short and long-term business results of the Company.
Analysis of NEO Compensation Elements
Base Compensation
Base compensation is designed to provide income certainty and attract and retain executives. Base compensation for NEOs is reviewed annually by the Compensation Committee and approved by the Board as noted above. Base compensation is based on individual performance, the scope of the NEO’s role within the Company and retention considerations.
Short-Term Incentives (Annual Incentive Bonuses)
Annual incentive bonuses are short-term incentives that are intended to reward NEOs for their yearly individual contributions and performances of personal objectives in the context of overall annual corporate performance. The amount is not pre-established and is at the discretion of the Compensation Committee, subject to Board approval. The Compensation Committee may still recommend bonus payments for Board approval absent attainment of any relevant performance goals. Assessment of NEO performance objectives is based on a number of qualitative and quantitative factors including execution of on-going activities, individual and corporate operational and financial performance and progress on key initiatives connected to the Company’s strategy with respect to that particular fiscal year, using targeted guidance of 0-100% of annualized salary. An NEO must be employed by the Company at the time of payment of incentive bonuses with respect to a particular fiscal year in order to earn and be eligible to receive an incentive bonus for that year.
Long-term Incentives (Awards)
Long-term incentive compensation includes the grant of Awards (as defined below) pursuant to the Company’s 2018 Equity Incentive Plan, as amended and restated on June 24, 2020 and June 9, 2022 (the “Plan”). The incentive arrangement is designed to motivate NEOs to achieve longer-term sustainable business results, align their interests with those of the shareholders, and attract and retain executives without requiring the Company to use cash from its treasury. The Plan permits the grant of (i) stock options (“Options”); (ii) restricted stock awards (“RS Awards”); (iii) restricted stock units (“RSUs”); (iv) stock appreciation rights (“SARs”); (v) performance-based compensation awards (“PSUs”); (vi) dividend equivalents (“Dividend Equivalents”); and (vii) other stock based awards (Options, RS Awards, RSUs, SARs, PSUs, and Dividend Equivalents with other stock based awards, collectively, the “Awards”). Any of the Company’s employees, officers, directors, consultants or any affiliate or person to whom an offer of employment or engagement with the Company or an affiliate of the Company is extended, is eligible to participate in the Plan if selected by the Compensation Committee, the Board or such other committee designated by the Board to administer the Plan.
The basis of participation of an individual under the Plan, and the type and amount of any Award that an individual (a “Participant”) is entitled to receive under the Plan is determined by the Compensation Committee, the Board or such other committee designated by the Board to administer the Plan and is based on their judgment of the best interests of the Company and the shareholders at the time of grant. When considering new grants of any Award, previous grants will be taken into account. The Compensation Committee, the Board or such other committee as may be designated by the Board, may at their discretion, amend, suspend, discontinue or terminate the Plan or amend or alter any outstanding Award.
The number of securities that may be issued under the Plan is 60 million. The total number of Common Shares which may be issued or issuable to any one person under the Plan and all other security based compensation arrangements within any one-year period shall not exceed 5% of the Common Shares and of the total number of Common Shares and any convertible securities that are convertible into Common Shares at no additional expense to the holder (“Common Share Equivalents”), from time to time, outstanding. Any Common Shares subject to an Award under the Plan that are not purchased, forfeited, reacquired by the Company (including any withheld to satisfy tax withholding obligations on Awards or securities that are settled in cash), or cancelled, will again be available to be awarded under the Plan.

The Plan was originally approved by shareholders on November 15, 2018. Amendments were made to the Plan to, among other things, ensure that Options granted under the Plan complied with the requirements of the Internal Revenue Code of 1986. The amendment and restatement of the Plan was approved by shareholders on June 24, 2020. The Plan was subsequently amended and restated by the shareholders on June 9, 2022 to set the number of securities that may be issued under the Plan at 60 million; in addition, the Board approved and ratified certain administrative changes. The Plan was further amended and restated by the Board on April 25, 2023 to make certain administrative and technical updates. There are no requirements under applicable securities laws or the policies of the NEO Exchange to have the Plan approved by shareholders on a periodic basis. Pursuant to section 7(a) of the Plan, prior approval of the shareholders is required for any material amendment to the Plan.
Other Compensation
NEOs may occasionally receive other benefits that are reasonable and consistent with the Company’s overall executive compensation program. These benefits, which are based on competitive market practices, support the attraction and retention of executive officers. The NEOs are also entitled to participate in all employee pension and welfare benefit plans and programs, and fringe benefit plans and programs, made available by the Company to the Company’s employees generally in accordance with the eligibility and participation provisions of such plans and as such plans or programs may be in effect from time to time.
Anti-Hedging Policy
The Company’s Insider Trading Policy prohibits insiders of the Company from purchasing financial instruments, including, for greater certainty, prepaid variable forward contracts, equity swaps, collars or units of exchange funds, that are deigned to hedge or offset a decrease in market value of equity securities of the Company granted as compensation to such insiders or held, directly or indirectly by such insiders.
Summary Compensation Table
The following table is a summary of annual compensation paid to the NEOs for our two most recently completed fiscal years. All amounts are expressed in USD:
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock awards ($)(2)	Option awards ($)	Non-equity incentive plan compensation ($)(3)	All other Compensation ($)	Total Compensation ($)
Gary F. Santo, Jr. Former Chief Executive Officer and Former President(1)	2022	385,259	—	—	—	—	—	385,259
	2021	381,884	—	2,786,127	—	385,200	—	3,553,211
Dana Arvidson Chief Financial Officer(4)	2022	325,000	—	—	—	—	—	325,000
	2021	158,750	—	243,090	—	155,500	—	557,340
Brad Hoch Chief Accounting Officer(5)	2022	300,000	—	—	—	—	—	300,000
	2021	305,769	—	—	—	300,000	—	605,769

Notes:
(1)
Mr. Santo resigned as Chief Executive Officer of the Company effective as of April 21, 2023.

(2)
The amounts reported in the Stock awards column reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the NEO. Assumptions used in the calculation of these amounts are included in Note 15 to our audited consolidated financial statements for the fiscal year ended December 31, 2022, which are included in the Annual Report on Form 10-K filed with the SEC on March 16, 2023.

(3)
In accordance with the SEC’s rules, the amount disclosed in this column for 2021 reflects non-equity incentive plan compensation under the executive’s employment agreement awarded with respect to such fiscal year and paid in the subsequent fiscal year. Non-equity incentive plan compensation for 2022 has not yet been determined. The Company expects to file a Form 8-K to report non-equity incentive plan compensation for 2022 for the NEOs once the amounts, if any, have been determined.
(4)
Mr. Arvidson has served as the CFO since December 2022. Prior to serving as the CFO, Mr. Arvidson served as the COO of the Company from July 2021 to December 2022.

(5)
Mr. Hoch has served as the CAO of the Company since December 2022. Prior to serving as the CAO, Mr. Hoch served as a CFO of the Company from October 2020 to December 2022 and served as the interim CFO from June 2020 to October 2020.

Outstanding Equity Awards at Fiscal Year-End Table
The following table sets forth outstanding equity awards for the NEOs as of December 31, 2022. All amounts are expressed in USD:
	Option Awards						Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Option (#)	Option Exercise Price ($)	Option Expiration Date	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares of Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Gary F. Santo, Jr., Former Chief Executive Officer	06/26/20	600,000	—	—	0.48	06/25/2030	6/18/21	415,964	16,639	7,487,351	299,494
Dana Arvidson, Chief Financial Officer	—	—	—	—	—	—	9/30/21	100,000	4,000	800,000	32,000
Brad Hoch, Chief Accounting Officer	06/26/20	400,000	—	—	0.48	06/25/2030	—	—	—	—	—

Notes:
(1)
Mr. Santo’s outstanding 415,964 RSUs and Mr. Arvidson’s outstanding 100,000 RSUs vest ratably over the next two years on December 31, 2023 and December 31, 2024.

(2)
The values provided in this column are calculated based on the closing price of our Common Shares on the NEO Exchange on December 30, 2022 (the last trading day of 2022), which was CAD$0.05. On December 30, 2022, the share price of CAD$0.05 was converted to USD using the exchange rate provided by the Bank of Canada of USD$1.00= CAD$1.3544.

(3)
This column reflects PSUs awarded to Mr. Santo and Mr. Arvidson that vest depending on the satisfaction of (i) continued employment and (ii) the achievement of certain 6-month average stock price thresholds during the performance period of July 1, 2021 to December 31, 2024, as further described under “Employment Agreement and Termination and Change of Control Benefits.” The amounts represent the maximum number of PSUs that may vest during the performance period based on achievement of threshold stock price hurdles underlying such awards. As of December 31, 2022, none of the threshold stock price hurdles had been achieved. The payout value reported is based on the closing price per share of our Common Stock on the NEO Exchange on December 30, 2022 (the last trading day of 2022), which was CAD$0.05. On December 30, 2022, the share price of CAD$0.05 was converted to USD using the exchange rate provided by the Bank of Canada of USD$1.00= CAD$1.3544.

Employment Agreements and Termination and Change of Control Benefits
Gary F. Santo, Jr.
Employment Agreement
On May 13, 2021, the Company entered into a new employment agreement with Gary F. Santo, Jr., to be effective June 1, 2021, pursuant to which Mr. Santo served as the CEO of the Company (the “CEO Agreement”). The Company entered into a Separation Agreement and General Release, effective as of April 21, 2023 (the “Santo Separation Agreement”), superseding and replacing the CEO Agreement and described in further detail below. The CEO Agreement set forth the principal terms and conditions of Mr. Santo’s employment, including an employment term of approximately 43 months ending at the close of business on December 31, 2024 and an annualized base salary of $385,259, subject to annual review by the Board. Mr. Santo’s CEO Agreement provided that he was entitled to receive an incentive bonus for each fiscal year that he is employed by the Company, the amount of which is to be determined by the Board, in its sole discretion. Mr. Santo’s CEO Agreement also provided that he was entitled to receive long term incentive compensation, the details of which include 8,319,279 units, composed of 10% RSUs which are “time based” and vest over 43 months, subject to certain vesting provisions, up to a maximum of 831,928 Common Shares, and 90% PSUs which are “performance based” and vest over 43 months, up to a maximum award of 7,487,351 Common Shares, as described below. During the term of his employment, Mr. Santo was entitled to participate in all group welfare benefit and retirement plans and programs and other fringe benefit plans and programs.
The vesting of the PSUs on whether the Company’s six-month average closing price (“6-month ACP”) of Common Shares on the NEO Exchange or such other recognized exchange in Canada on which the Common Shares are listed and trading achieves certain “target common share prices” (the “PSU ACP Targets”). To the extent the 6-month ACP reaches each of the following “target common share prices”, ten percent of the PSUs would vest:
The Common Share price targets outlined above in each tier level are in USD.
The 6-month ACP would be calculated after the completion of the first half of the fiscal year (1/1 – 6/30) and the second half of the fiscal year (7/1 – 12/31) annually for each of the four years, representing seven distinct opportunities to achieve some or all of the common share price targets (first test in second half of 2021).
The vesting of PSUs (if any) shall occur on December 31, 2021, December 31, 2022, December 31, 2023 and December 31, 2024 (each, a “Vesting Date”). Notwithstanding the foregoing, the maximum number of PSUs that can be vested as of each Vesting Date were as follows:
Vesting Date	Number of PSUs
December 31, 2021	1,871,837
December 31, 2022	3,743,674
December 31, 2023	5,615,511
December 31, 2024	7,487,351
In the event where the number of PSUs to be vested on a Vesting Date exceeded the maximum number of PSUs permitted to be vested (the “Spill-over PSUs”), the Spill-over PSUs shall vest on the next Vesting Date, subject again to the limits established above. None of Mr. Santo’s PSUs vested in 2021 or 2022.
Pursuant to the terms of the CEO Agreement, in the event that Mr. Santo was terminated for cause by the Company or resigned without good reason, Mr. Santo would be entitled to receive any accrued but unpaid base salary, reimbursement of unreimbursed business expenses, and accrued executive benefits including any unpaid incentive bonus earned as well as equity compensation if vested.
Under the terms of the CEO Agreement, in the event that Mr. Santo was terminated without cause by the Company or were to resign for good reason, Mr. Santo would be entitled to receive any accrued amounts

(including any accrued unpaid base salary, reimbursement for unreimbursed business expenses, and executive benefits, including any unpaid incentive bonus earned or equity compensation, if vested), subject to the execution by Mr. Santo of a release of claims in favor of the Company. In addition, Mr. Santo would be entitled to receive a severance payment equal to a flat twelve months (or 1x) of Mr. Santo’s annual base salary. For all outstanding equity awards granted to Mr. Santo for long term incentives the following would occur: the time vesting schedule for PSUs, for which the stock price conditions have been met, would be accelerated to the date of termination, and for RSUs, Mr. Santo shall receive 12 months service credit for every year of service for all outstanding unvested RSUs granted. Additionally, if Mr. Santo timely and properly elected continuing health coverage under Consolidated Omnibus Budget Reconciliation Act (“COBRA”), he would receive partial reimbursement for the monthly health care insurance premiums increase paid by Mr. Santo for himself and his dependents.
Pursuant to the terms of the CEO Agreement, upon the occurrence of a change of control event, Mr. Santo would receive any accrued amounts and a lump sum severance payment equal to a flat eighteen months (or 1.5x) Mr. Santo’s annual base salary, plus his full incentive bonus for that fiscal year, subject to Mr. Santo’s execution of a general release in favor of the Company. In addition, all target Common Share prices from Mr. Santo’s equity award would be deemed to have been met. If Mr. Santo’s equity award was equitably assumed by the ongoing corporation based on its value at the change in control, vesting will occur in accordance with the original time vesting schedule. If Mr. Santo’s employment is terminated without cause after the change of control event, any unvested portion of Mr. Santo’s equity award will vest upon the termination date. Notwithstanding the forgoing, if the ongoing corporation were not to equitably assume Mr. Santo’s equity award, vesting would accelerate to the change of control date. Additionally, if Mr. Santo timely and properly elected continuing health coverage under COBRA, Mr. Santo would receive partial reimbursement for the monthly health care insurance premiums increase paid by Mr. Santo for himself and his dependents.
Separation Agreement
On April 21, 2023, Gary F. Santo, Jr. resigned as Chief Executive Officer of the Company (the “Resignation”), effective April 21, 2023 (the “Separation Date”). In connection with the Resignation, the Company and Mr. Santo entered into the Santo Separation Agreement. Pursuant to the Santo Separation Agreement, Mr. Santo is entitled to the following separation benefits:
•
payment of his base salary for three months following the Separation Date;

•
vesting on the Separation Date of 25% or 207,982 of the remaining unvested restricted stock units granted to him on June 1, 2021;

•
subject to his eligibility and timely election of continuation coverage pursuant to COBRA, reimbursement of the difference between the amount of monthly health insurance premiums paid by him pre- and post-COBRA coverage until the earliest of (i) the 18-month anniversary of the Separation Date; (ii) the date he is no longer eligible to receive COBRA continuation coverage; or (iii) the date on which he receives or becomes eligible to receive substantially similar health care coverage from another employer or other source;

•
reduction of the restricted period of post-termination non-solicitation obligations set forth in the CEO Agreement from twelve months to three months; and

•
waiver of the post-termination non-competition obligations set forth in the CEO Agreement.

In exchange for the consideration provided in the Santo Separation Agreement, Mr. Santo agreed to release and discharge the Company and certain related parties from claims and causes of action, including arising out of or relating to his employment by the Company or his separation from the Company. The Company has also agreed to release Mr. Santo from certain claims and causes of action arising out of or relating to his employment by the Company or his separation from the Company, other than violations of applicable federal or state criminal law or claims which a court has not approved indemnification by the Company to Mr. Santo pursuant to the existing Indemnification Agreement with Mr. Santo or has determined that indemnification is prohibited under Section 163 of the BCBCA.

Dana Arvidson
On June 23, 2021, the Company entered into an employment agreement with Dana R. Arvidson, which was effective July 12, 2021, pursuant to which Mr. Arvidson served as the COO of the Company (the “Arvidson Agreement”). The Arvidson Agreement sets forth the principal terms and conditions of his employment including an employment term of approximately 41 months ending at the close of business on December 31, 2024 and including an annualized base salary of $325,000, subject to annual review by the Board. The Arvidson Agreement provides that he is eligible to receive an incentive bonus during fiscal years of his employment, in an amount to be determined by the Board, in its sole discretion. This incentive bonus must be paid to Mr. Arvidson by the end of April of the following fiscal year and shall be based on performance objectives and targets set at the start of the fiscal year. Mr. Arvidson’s anticipated incentive bonus shall have a 60% payout target and consist of two components: 80% of the incentive bonus shall be based upon Company financial performance and 20% of the incentive bonus shall be comprised on individual performance goals. Pursuant to the terms of the Arvidson Agreement, Mr. Arvidson also received an equity grant, as determined by the Board, pursuant to the Plan in the amount of 1,000,000 units, composed of 20% RSUs which are “time based” and vest over 41 months, subject to certain vesting provisions, up to a maximum of 200,000 Common Shares, and 80% PSUs which are “performance based” and vest over 41 months, up to a maximum award of 800,000 Common Shares. The terms of the PSUs, are identical to the terms of the PSUs issued to Mr. Santo, including with respect to the 6-month ACP, PSU Target ACPs, Spill over PSUs, the vesting schedule and the vesting percentage limitations. Notwithstanding the foregoing, the maximum number of PSUs that can be vested as of each Vesting Date is as follows:
Vesting Date	Number of PSUs
December 31, 2021	200,000
December 31, 2022	400,000
December 31, 2023	600,000
December 31, 2024	800,000
None of Mr. Arvidson’s PSUs vested in 2021 or 2022.
This equity grant is time-based and is to be awarded if Mr. Arvidson meets his tenure requirement. Throughout the course of his employment, Mr. Arvidson is entitled to participate in in all group welfare benefit and retirement plans and programs and other fringe benefit plans and program.
Pursuant to the Arvidson Agreement, in the event of termination for cause by the Company or resignation without good reason by Mr. Arvidson, Mr. Arvidson is entitled to receive accrued amounts (including accrued but unpaid base salary and any accrued but unused time off, reimbursement for unreimbursed expenses and any such executive benefits including any unpaid incentive bonus earned as well as equity compensation). In the event of termination without cause or resignation with good reason, Mr. Arvidson is entitled to receive accrued amounts and a severance payment equal to a flat twelve months of Mr. Arvidson’s annual base salary, subject to Mr. Arvidson’s execution of a release of claims in favor of the Company. For all outstanding equity awards granted to Mr. Arvidson, the time vesting schedule for PSUs, for which the stock price vesting conditions have been met, will be accelerated to the date of termination and for RSUs Mr. Arvidson shall receive 12 months service credit for each year of service. In addition, if Mr. Arvidson timely and properly elects health continuation coverage under COBRA, the Company shall provide a partial reimbursement for monthly health care insurance premiums increase paid by Mr. Arvidson for himself and his dependents.
Upon the occurrence of a change of control event, Mr. Arvidson would receive any accrued amounts and a lump sum severance payment equal to a flat eighteen months (or 1.5x) of Mr. Arvidson’s annual base salary, plus his full incentive bonus for that fiscal year, subject to Mr. Arvidson’s execution of a general release in favor of the Company. In addition, all target common share prices from Mr. Arvidson’s equity award will be deemed to have been met. If Mr. Arvidson’s equity award is equitably assumed by the ongoing corporation based on its value at the change in control event, vesting will occur in accordance with the original time vesting schedule. If Mr. Arvidson’s employment is terminated without cause after the change of control event, any unvested portion of Mr. Arvidson’s equity award will vest upon the termination date. Notwithstanding the forgoing, if the ongoing corporation does not equitably assume Mr. Arvidson’s equity award, vesting will accelerate to the change of control date. Additionally, if Mr. Arvidson timely and properly elected continuing health coverage under COBRA, Mr. Arvidson will receive partial reimbursement for the monthly health care insurance premiums increase paid by Mr. Arvidson for himself and his dependents.
On December 1, 2022, the Company entered into an amendment (the “Amendment”) to the Arvidson Agreement. Pursuant to the Amendment, Mr. Arvidson is to serve as the CFO of the Company for an employment term of four years commencing on December 1, 2022. All other terms of the Arvidson Agreement remain unchanged and in full force and effect.
Brad Hoch
On November 29, 2022, the Company entered into an executive employment agreement with Brad Hoch, effective December 1, 2022 (the “Hoch Agreement”), pursuant to which Mr. Hoch will serve as the CAO of the Company. The Hoch Agreement sets forth the principal terms and conditions of his employment including an employment term of four years ending at the close of business on November 30, 2026, and including an annualized base salary of $300,000, subject to annual review by the Board. The Hoch Agreement provides that Mr. Hoch may be eligible to receive an incentive bonus, in an amount to be determined by the Company, in its sole discretion, based upon business factors. Any incentive bonus shall have a 60% payout at target and consist of two components: 80% of the incentive bonus shall be based upon Company financial performance and 20% of the incentive bonus shall be comprised of individual performance goals.
On June 26, 2020, Mr. Hoch was granted an equity grant, as determined by the Board, pursuant to the Plan for options to purchase 400,000 common shares (“2020 Options”). The 2020 Options have vested. On June 26, 2020, pursuant to the Company’s Share Grant Agreement and outside of the Plan, Mr. Hoch was granted an additional equity award of 41,509 common shares free of any vesting restrictions and fully vested as of June 26, 2020 (“Additional Award” together with the 2020 Options, the “2020 Hoch Equity Awards”). The Hoch Agreement does not modify the terms of the 2020 Hoch Equity Awards and they remain in full force and effect. The vesting schedule for any unvested equity awards shall be accelerated if Mr. Hoch’s employment is terminated either by the Company without cause, by Mr. Hoch for good reason, as a result of the death or disability, or if Mr. Hoch’s employment is terminated as a result of change in control. Throughout the course of his employment, Mr. Hoch is entitled to participate in in all group welfare benefit and retirement plans and programs and other fringe benefit plans and program.
Pursuant to the Hoch Agreement, in the event of termination for cause by the Company or resignation without good reason, Mr. Hoch is entitled to receive accrued amounts (including accrued but unpaid base salary and any accrued but unused paid time off, reimbursement for unreimbursed expenses and any such executive benefits including any unpaid incentive bonus earned as well as equity compensation, if vested). In the event of termination without cause or resignation with good reason, Mr. Hoch is entitled to receive accrued amounts and a severance payment equal to a flat twelve months of Mr. Hoch’s annual base salary, subject to Mr. Hoch’s execution of a release of claims in favor of the Company. For all outstanding equity awards granted to Mr. Hoch, the time vesting schedule for PSUs, for which the stock price vesting conditions have been met, will be accelerated to the date of termination and for RSUs Mr. Hoch shall receive 12 months service credit for each year of service. In addition, if Mr. Hoch timely and properly elects health continuation coverage under COBRA, the Company shall provide a partial reimbursement for monthly health care insurance premiums increase paid by Mr. Hoch for himself and his dependents.
Upon the occurrence of a change of control event, Mr. Hoch would receive any accrued amounts and a lump sum severance payment equal to a flat eighteen months (or 1.5x) of Mr. Hoch’s annual base salary, plus his full incentive bonus for that fiscal year, subject to Mr. Hoch’s execution of a general release in favor of the Company. In addition, all target common share prices from Mr. Hoch’s equity award will be deemed to have been met. If Mr. Hoch’s equity award is equitably assumed by the ongoing corporation based on its value at the change in control event, vesting will occur in accordance with the original time vesting schedule. If Mr. Hoch’s employment is terminated without cause after the change of control event, any unvested portion of Mr. Hoch’s equity award will vest upon the termination date. Notwithstanding the forgoing, if the ongoing corporation does not equitably assume Mr. Hoch’s equity award, vesting will accelerate to the change of control date. Additionally, if Mr. Hoch’s timely and properly elected continuing health coverage under

COBRA, Mr. Hoch will receive partial reimbursement for the monthly health care insurance premiums increase paid by Mr. Hoch for himself and his dependents.
Other Terms and Benefits
Each NEO is eligible to receive an annual performance bonus in an amount to be determined by the Compensation Committee, subject to Board approval. Each NEO is entitled to participate in all employee pension and welfare benefit plans and programs, and fringe benefit plans and programs, as made available by the Company to the employees generally, in accordance with the eligibility and participation provisions of such plans and as such plans or programs may be in effect from time to time.
NEOs are authorized to incur reasonable expenses in carrying out their duties under their employment agreement and are entitled to reimbursement for all reasonable business expenses incurred during the period of employment in connection with carrying out their duties, in accordance with the Company’s expense reimbursement policies in effect from time to time.
Non-Complete, Non-Solicitation, Confidentiality
The NEO employment agreements contain standard non-compete, non-solicitation and confidentiality provisions which remain binding for a period of twelve months following the termination of the employment agreements.
Pension Plan Benefits
Unless otherwise determined by ordinary resolution, the Compensation Committee, in consultation with the Board and on behalf of the Company, may pay a gratuity or pension or allowance on retirement to any NEO who has held any salaried office or place of profit with the Company or to his or her spouse or dependents and may make contributions to any fund and pay premiums for the purchase or provision of any such gratuity, pension or allowance. Currently, the Company does not provide NEOs with any pension benefits.

DIRECTOR COMPENSATION
All independent directors receive compensation in the form of an annual retainer and stock awards. Each independent director is paid an annual retainer of $40,000. Each independent director who serves on a committee of the Board is paid an additional $5,000 retainer. The chairs of each committee are paid an additional $10,000 annual retainer. Directors are reimbursed for any out-of-pocket travel expenses incurred in order to attend meetings of the Board, committees of the Board or meetings of the shareholders. The following table sets forth all compensation paid to or earned by each director who currently serves or served as a director during the fiscal year ended December 31, 2022. All amounts are expressed in USD.
Name	Fees earned or paid in cash ($)	Stock awards ($)(1)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
John Barravecchia	78,750	31,707(2)	—	—	—	—	110,457
Mark Coleman(3)	66,250	31,707(4)	—	—	—	—	97,957
Tim Conder	—	—	—	—	—	—	—
Adam Draizin(5)	—	—	—	—	—	—	—
Jane Mathieu(6)	70,000	31,707(7)		—	—	—	107,707
George Odden(8)	—	—	—	—	—	—	—
Mark Scatterday	—	—	—	—	—	—	—
D’Angela Simms	60,000	31,707(9)	—	—	—	—	91,707

Notes:
(1)
The amounts reported in the Stock Awards column reflect the aggregate grant date fair value computed in accordance with ASC Topic 718 — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the director. Assumptions used in the calculation of these amounts are included in Note 15 to our audited consolidated financial statements for the fiscal year ended December 31, 2022, which are included in the Annual Report on Form 10-K filed with the SEC on March 16, 2023.

(2)
John Barravecchia was granted 144,121 Common Shares and 432,365 RSUs for his duties on the Board on December 14, 2022, with the following vesting dates for the RSUs: December 31, 2022, March 31, 2023, and the business day immediately preceding the date of the next annual general meeting of shareholders. As of December 31, 2022, Mr. Barravecchia had an aggregate of 288,244 RSUs outstanding.

(3)
Mark Coleman resigned as a director of the Company effective February 15, 2023.

(4)
Mr. Coleman was granted 144,121 Common Shares and 432,365 RSUs for his duties on the Board on December 14, 2022, with the following vesting dates for the RSUs: December 31, 2022, March 31, 2023, and the business day immediately preceding the date of the next annual general meeting of shareholders. As of December 31, 2022, Mr. Coleman had an aggregate of 288,244 RSUs outstanding. Mr. Coleman resigned as director of the Company effective February 15, 2023.

(5)
Adam Draizin was appointed to the Board on February 15, 2023.

(6)
Jane Mathieu resigned as a director of the Company effective February 15, 2023.

(7)
Ms. Mathieu was granted 144,121 Common Shares and 432,365 RSUs for her duties on the Board on December 14, 2022, with the following vesting dates for the RSUs: December 31, 2022, March 31, 2023 and the business day immediately preceding the date of the next annual general meeting of shareholders. As of December 31, 2022, Ms. Mathieu had an aggregate of 288,244 RSUs outstanding.

(8)
George Odden was appointed to the Board on March 8, 2023.

(9)
Ms. Simms was granted 144,121 Common Shares and 432,365 RSUs for her duties on the Board on December 14, 2022, with the following vesting dates for the RSUs: December 31, 2022, March 31, 2023 and the business day immediately preceding the date of the next annual general meeting of shareholders. As of December 31, 2022, Ms. Simms had an aggregate of 288,244 RSUs outstanding.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table provides information regarding compensation plans, previously approved by shareholders, under which securities of the Company are authorized for issuance in effect as of December 31, 2022. All amounts are expressed in USD.
Plan Category	Number of securities to be issued upon the vesting of RSUs, PSUs and the exercise of outstanding options (#)	Weighted-average exercise price of outstanding options ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected herein) (#)(1)
Equity compensation plans approved by securityholders	28,802,587	0.60	35,093,279
Equity compensation plans not approved by securityholders	N/A	N/A	N/A
Total:	28,802,587	0.60	35,093,279

Notes:
(1)
The aggregate number of Common Shares issuable upon the vesting or the exercise of Awards granted under the Plan shall not exceed 60,000,000.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The following includes a summary of transactions since January 1, 2021 to which the Company has been a party, including transactions in which the amount involved in the transaction exceeds the lesser of $120,000 or 1% of the average of the total assets of the Company at year-end for the last two completed fiscal years and in which any of the directors, executive officers or, to the Company’s knowledge, beneficial owners of more than 5% of the Company’s capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this Proxy Statement.
On November 30, 2020, Baker Technologies Inc. (“Baker”), an indirect wholly owned subsidiary of the Company, issued to Slam Dunk LLC, a Nevada limited liability company (“Slam Dunk”), in connection with the sale of Blkbrd Holdings Corp. (“Blackbird”) a convertible senior secured promissory note of $10,000,000 and up to an additional $1,000,000 of additional funding amounts (the “Blackbird Note”). During 2020, the Company had provided a total of $1,000,000 additional funding amounts. The Company had a note receivable as of December 31, 2020 of $7,127,980 from Slam Dunk, controlled by a Board member and current Interim CEO, Tim Conder, in relation to the Blackbird Note. Subsequent to Slam Dunk’s sale of the assets and liabilities pertaining to Blackbird, the Company’s Blackbird Note was settled on June 11, 2021 in exchange for 36,937 class B common shares of HERBL, Inc. (“HERBL”) and $1,500,000 in cash. Based on the $7,900,000 fair value of the Blackbird Note, recorded by the Company immediately prior to the settlement, the Company determined the fair value of the Class B common shares of HERBL received to be $6,400,000, which is equal to the difference between the Blackbird Note fair value and $1,500,000 cash received. Since December 2021, Mr. Conder has served as the Chief Technology Officer of HERBL, Inc., a distributor and supply chain provider for cannabis.
On November 1, 2019, the Company entered into a private placement of up to $36,180,000 of junior secured notes (“2019 Junior Notes”) in connection with the Company’s acquisition of all assets and assumption of all liabilities of Jupiter Research, LLC, an Arizona limited liability company and subsidiary of the Company. As of December 31, 2022 and 2021, the Company had outstanding $27,089,551 and $25,158,553, respectively, to the Company’s former Chief Executive Officer and Board member, Mark Scatterday, for his portion of the 2019 Junior Notes. The 2019 Junior Notes had an original maturity date of 36 months from the closing date and had an interest rate from their date of issue at 8.0% per annum, payable quarterly. The 2019 Junior Notes were refinanced on February 15, 2023 as discussed further below.
On November 4, 2019, the Company entered into a private placement of up to $35,000,000 of senior secured notes (the “2019 Senior Notes”). The Company had a payable of $1,677,156 and $1,669,848 to the Company’s former Chief Executive Officer and Board member, Mr. Scatterday, as of December 31, 2022 and 2021, respectively, in connection with the 2019 Senior Notes. Additionally, as of December 31, 2022 and 2021, the Company had outstanding $nil and $1,031,726 in the principal amount of 2019 Senior Notes, respectively, payable to Corner Health, LLC, an entity partially owned and managed by a former Board member, Jane Mathieu, in connection with the 2019 Senior Notes. The 2019 Senior Notes originally had a maturity date of 36 months from the closing date and had an interest rate from their date of issue at 8.0% per annum, payable quarterly. On October 24, 2022, the Company entered into the first amendment to the 2019 Senior Notes, which amended the interest rate to prime plus 8.5%. As of December 31, 2022, the all-inclusive rate for the 2019 Senior Notes was 16.0%. On December 30, 2022, the Company entered into a fourth amendment to the 2019 Senior Notes, which extended the maturity date for the remaining principal amount to February 28, 2023.The 2019 Senior Notes were repaid by the Company by February 15, 2023 and are no longer outstanding.
On February 15, 2023, the Company and certain of its subsidiaries (collectively the “Subsidiary Borrowers”) entered into a first amendment (the “NPA Amendment”) to the Junior Secured Note Purchase Agreement, dated November 1, 2019 (the “2019 Junior Notes NPA”) and refinanced $38,000,000 in aggregate principal amount of secured promissory notes issued originally under the 2019 Junior Notes NPA (the “2023 Refinanced Notes”). The 2023 Refinanced Notes mature on February 15, 2026. Pursuant to the NPA Amendment, Subsidiary Borrowers issued by way of private placement secured promissory notes (“2023 New Notes”) in the aggregate principal amount of $8,260,000 to the holders with a maturity date of February 15, 2027. The 2023 Refinanced Notes and 2023 New Notes bear interest at the greater of 16% or the prime rate plus 8.5% payable monthly. In connection with the NPA Amendment, the Company also issued holders an aggregate of 91,999,901 warrants. Each warrant is exercisable at any time prior to its expiration for one Common Share of the Company at an exercise price of $0.07084 per Common Share. The warrants expire on February 15, 2030 and contain customary anti-dilution adjustment provisions.
•
The Company issued $18,810,000 in the principal amount of the 2023 Refinanced Notes and $4,088,792 in the principal amount of the 2023 New Notes to Mak One, an entity owned and managed by the Company’s former Chief Executive Officer and Board member, Mark Scatterday. Mr. Scatterday resigned as a director on February 10, 2023. Mr. Scatterday also holds 45,539,951 warrants through Mak One. As of March 31, 2023, the Company has an aggregate amount of principal outstanding payable to Mak One, consisting of $18,810,000 of the principal amount of the 2023 Refinanced Notes and $4,088,792 of the principal amount of 2023 New Notes. As of March 31, 2023, the Company had paid $110,378 and $nil in interest to Mak One on the 2023 Refinanced Notes and the 2023 New Notes, respectively.

•
The Company issued $1,520,000 in the principal amount of the 2023 Refinanced Notes and $330,407 in the principal amount of the 2023 New Notes to Callisto, an entity owned and managed by current Board member, Adam Draizin. Mr. Draizin also holds 3,679,996 warrants through Callisto. As of March 31, 2023, the Company has an aggregate amount of principal outstanding payable to Callisto, consisting of $1,520,000 of the principal amount of the 2023 Refinanced Notes and $330,407 of the principal amount of 2023 New Notes. As of March 31, 2023, the Company had paid $8,919 and $nil in interest to Callisto on the 2023 Refinanced Notes and the 2023 New Notes, respectively.

In addition, pursuant to the NPA Amendment, the Company agreed to limit the number of directors on the Company’s Board to five, of which two directors will be designated by the noteholder representative. The Company has also agreed to permit the noteholder representative or its designee to attend all meetings of the Board in a non-voting observer capacity.
Related Person Transaction Policy
The Company adopted a written related person transactions policy on March 30, 2022 that provides that executive officers, directors, nominees for election as a director, beneficial owners of more than 5% of any class of the Company’s voting securities, and any members of the immediate family of the foregoing persons, are not permitted to enter into a related person transaction with us without the review and approval of the Company’s Audit Committee.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
None of the directors, proposed nominees for election as directors, executive officers or any associate of any of the foregoing persons, is, or has been at any time since the beginning of the Company’s most recently completed financial year, indebted to the Company or any of its subsidiaries, nor, at any time since the beginning of the Company’s most recently completed financial year has any indebtedness of any such person been the subject of a guarantee, support agreement, letter of credit or other similar arrangement or understanding provided by the Company or any of its subsidiaries, other than routine indebtedness.
INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS
Except as otherwise disclosed herein the Company is not aware of any material interest, direct or indirect, of any “informed person” of the Company, any proposed director of the Company or any associate or affiliate of any “informed person” or proposed director, in any transaction since the commencement of the Company’s most recently completed financial year or in any proposed transaction which has materially affected or would materially affect the Company or any of its subsidiaries.
For the purposes of the above, “informed person” means: (i) a director or executive officer of the Company; (ii) a director or executive officer of a person or company that is itself an informed person or subsidiary of the Company; (iii) any person or company who beneficially owns, or controls or directs, directly or indirectly, voting securities of the Company or a combination of both carrying more than ten percent of the voting rights attached to all outstanding voting securities of the Company other than voting securities held by the person or company as underwriter in the course of a distribution; and (iv) the Company after having purchased, redeemed or otherwise acquired any of its securities, for so long as it holds any of its securities.

There are potential conflicts of interest to which the directors and officers of the Company may be subject in connection with the operations of the Company. Some of the directors and officers of the Company are engaged and will continue to be engaged in other business opportunities on their own behalf and on behalf of other corporations, and situations may arise where such directors and officers will be in competition with the Company. Individuals concerned shall be governed in any conflicts or potential conflicts by applicable law and internal policies of the Company.
ADDITIONAL INFORMATION
Additional information related to the Company can be found on the SEC’s website at www.sec.gov and on SEDAR at www.sedar.com. Shareholders may also contact the Company at 2801 E. Camelback Road #180 Phoenix, Arizona 85016.
Financial information is provided in the Company’s financial statements and Management’s Discussion & Analysis for its most recently completed fiscal year ended December 31, 2022, which are filed on the SEC’s website at www.sec.gov. and on SEDAR at www.sedar.com.
BOARD APPROVAL
The Board has approved the content and distribution of this Proxy Statement.
DATED this 27th day of April, 2023
BY ORDER OF THE BOARD OF DIRECTORS OF TILT HOLDINGS INC.
/s/ John Barravecchia

John Barravecchia
Chair of the Board

APPENDIX A: BOARD MANDATE
TILT HOLDINGS INC.
BOARD OF DIRECTORS MANDATE
Effective as and from April 17, 2019, last amended April 25, 2023
1.
GENERAL

The Board of Directors (the “Board”) of TILT Holdings Inc. (the “Company”) is responsible for the stewardship of the Company’s affairs and the activities of management of the Company in the conduct of day to day business, all for the benefit of its shareholders.
The primary responsibilities of the Board are:
(a)
to maximize long term shareholder value;

(b)
to approve the strategic plan of the Company;

(c)
to ensure that processes, controls and systems are in place for the management of the business and affairs of the Company and to address applicable legal and regulatory compliance matters;

(d)
to maintain the composition of the Board in a way that provides an effective mix of skills and experience to provide for the overall stewardship of the Company;

(e)
to ensure that the Company meets its obligations on an ongoing basis and operates in a safe and reliable manner; and

(f)
to monitor the performance of the management of the Company to ensure that it meets its duties and responsibilities to the shareholders.

2.
COMPOSITION AND OPERATION

The number of directors shall be not less than the minimum and not more than the maximum number specified in the Company’s articles and shall be set from time to time within such limits by resolutions of the shareholders or of the Board as may be permitted by law. Directors are elected to hold office for a term of one year. The Board will analyze the application of the “independent” standard, as such term is referred to in National Instrument 58-101 — Disclosure of Corporate Governance Practices, to individual members of the Board on an annual basis and disclose that analysis. The Board will in each year appoint a chair of the Board (the “Chair”), such appointment being subject to any agreement providing for nomination rights to the Board.
The Board operates by delegating certain of its authorities to management and by reserving certain powers to itself. The Board retains the responsibility of managing its own affairs including selecting its Chair, nominating candidates for election to the Board, constituting committees of the Board and determining compensation for the directors. Subject to the notice of articles and articles of the Company and the Business Corporations Act (British Columbia) (the “BCCA”), the Board may constitute, seek the advice of, and delegate certain powers, duties and responsibilities to, committees of the Board.
3.
MEETINGS

The Board shall have a minimum of four regularly scheduled meetings per year. Special meetings are called as necessary. Occasional Board trips are scheduled, if possible, in conjunction with regular Board meetings, to offer directors the opportunity to visit sites and facilities at different operational locations. A quorum for a meeting of the Board shall consist of a simple majority of the members of the Board.
The Board will schedule executive sessions where directors meet with or without management participation at each regularly-scheduled meeting of the Board.

4.
SPECIFIC DUTIES

(a)
Oversight and Overall Responsibility

In fulfilling its responsibility for the stewardship of the affairs of the Company, the Board shall be specifically responsible for:
(i)
providing leadership and direction to the Company and management with the view to maximizing shareholder value. Directors are expected to provide creative vision, initiative and experience in the course of fulfilling their leadership role;

(ii)
satisfying itself as to the integrity of the Chief Executive Officer (the “CEO”) and other senior officers of the Company and ensuring that a culture of integrity is maintained throughout the Company;

(iii)
approving the significant policies and procedures by which the Company is operated and monitoring compliance with such policies and procedures, and, in particular, compliance by all directors, officers and employees with the provisions of the Code of Business Conduct and Ethics;

(iv)
reviewing and approving material transactions involving the Company, including material investments by the Company and material capital expenditures by the Company;

(v)
approving budgets, monitoring operating performance and ensuring that the Board has the necessary information, including key business and competitive indicators, to enable it to discharge this duty and take any remedial action necessary;

(vi)
establishing methods by which interested parties may communicate directly with the Chair or with the independent directors as a group and cause such methods to be disclosed;

(vii)
developing written position descriptions for the Chair and for the chair of each Board committee; and

(viii)
making regular assessments of the Board and its individual members, as well as the effectiveness and contributions of each Board committee.

(b)
Legal Requirements

(i)
The Board has the oversight responsibility for meeting the Company’s legal requirements and for properly preparing, approving and maintaining the Company’s documents and records.

(ii)
The Board has the statutory responsibility to:

A.
manage the business and affairs of the Company;

B.
act honestly and in good faith with a view to the best interests of the Company;

C.
exercise the care, diligence and skill that responsible, prudent people would exercise in comparable circumstances; and

D.
act in accordance with its obligations contained in the BCCA and the regulations thereto, the notice of articles and articles of the Company, and other relevant legislation and regulations.

(iii)
Except by resolution of the Board delegating the power to consider the following to management or a committee of the Board, the Board shall consider the following matters as a full Board:

A.
the filling of vacancies in the Board;

B.
the removal of directors;

C.
the change of membership of, or the filling of vacancies in, any committee of the directors; and

D.
the appointment or removal of officers appointed by the directors.

(c)
Independence

The Board shall have the responsibility to:
(i)
implement appropriate structures and procedures to permit the Board to function independently of management (including, without limitation, through the holding of meetings at which non-independent directors and management are not in attendance, if and when appropriate);

(ii)
implement a system which enables an individual director to engage an outside advisor at the expense of the Company in appropriate circumstances; and

(iii)
provide an orientation and education program for newly appointed members of the Board.

(d)
Strategy Determination

The Board shall:
(i)
adopt and annually review a strategic planning process and approve the corporate strategic plan, which takes into account, among other things, the opportunities and risks of the Company’s business; and

(ii)
annually review operating and financial performance results relative to established strategy, budgets and objectives.

(e)
Managing Risk

The Board has the responsibility to identify and understand the principal risks of the Company’s business, to achieve a proper balance between risks incurred and the potential return to shareholders, and to ensure that appropriate systems are in place which effectively monitor and manage those risks with a view to the long-term viability of the Company.
(f)
Appointment, Training and Monitoring of Senior Management

The Board shall:
(i)
appoint the CEO and other senior officers of the Company, approve (upon recommendations from the Compensation Committee) their compensation, and monitor and assess the CEO’s performance against a set of mutually agreed corporate objectives directed at maximizing shareholder value;

(ii)
ensure that a process is established that adequately provides for succession planning including the appointment, training and monitoring of senior management;

(iii)
establish limits of authority delegated to management; and

(iv)
develop a written position description for the CEO.

(g)
Reporting and Communication

The Board has the responsibility to:
(i)
monitor that the Company has in place policies and programs to enable the Company to communicate effectively with its shareholders, other stakeholders and the public generally;

(ii)
monitor that the financial performance of the Company is reported to shareholders, other security holders and regulators on a timely and regular basis;

(iii)
monitor that the financial results of the Company are reported fairly and in accordance with U.S. generally accepted accounting principles (“GAAP”) or such accounting principles as are required under applicable laws;

(iv)
monitor the timely reporting of any other developments that have a significant and material impact on the value of the Company;

(v)
report annually to shareholders on its stewardship of the affairs of the Company for the preceding year; and

(vi)
develop appropriate measures for receiving stakeholder feedback.

(h)
Monitoring and Acting

The Board has the responsibility to:
(i)
review and approve the Company’s financial statements and annual report on Form 10-K and oversee the Company’s compliance with applicable audit, accounting and reporting requirements;

(ii)
monitor that the Company operates at all time within applicable laws and regulations to the highest ethical and moral standards;

(iii)
approve and monitor compliance with significant policies and procedures by which the Company operates;

(iv)
monitor the Company’s progress towards its goals and objectives and to work with management to revise and alter its direction in response to changing circumstances;

(v)
take such action as it determines appropriate when the Company’s performance falls short of its goals and objectives or when other special circumstances warrant; and

(vi)
verify that the Company has implemented appropriate internal control and management information systems.

(i)
Other Activities

The Board may perform any other activities consistent with this mandate, the notice of articles and articles of the Company and any other governing laws as the Board deems necessary or appropriate including, but not limited to:
(i)
preparing and distributing the schedule of Board meetings for each upcoming year;

(ii)
calling meetings of the Board at such time and such place and providing notice of such meetings to all members of the Board in accordance with the articles of the Company; and

(iii)
ensuring that all regularly-scheduled Board meetings and committee meetings are properly attended by directors. Directors may participate in such meetings by conference call if attendance in person is not possible.

(j)
Code of Business Conduct and Ethics

The Board shall be responsible to adopt a “Code of Business Conduct and Ethics” for the Company which shall address:
(i)
conflicts of interest;

(ii)
the protection and proper use of the Company’s investments and opportunities;

(iii)
the confidentiality of information;

(iv)
fair dealing with various stakeholders of the Company;

(v)
compliance with laws, rules and regulations; and

(vi)
the reporting of any illegal or unethical behaviour.

5.
BOARD COMMITTEES

The Board shall at all times maintain: (a) an Audit Committee; (b) a Compensation Committee; and (c) a Nominating and Corporate Governance Committee, each of which must report to the Board. Each such committee must operate in accordance with the notice of articles and articles of the Company, applicable law, its committee charter and the applicable rules of any stock exchange on which the shares of the Company are traded. The Board may also establish such other committees as it deems appropriate and delegate to such committees such authority permitted by the notice of articles and articles of the Company and applicable law, and as the Board sees fit. The purpose of the Board committees is to assist the Board in discharging its responsibilities. Notwithstanding the delegation of responsibilities to a Board committee, the Board is ultimately responsible for matters assigned to the committees for determination. Except as may be explicitly provided in the charter of a particular committee or a resolution of the Board, the role of a Board committee is to review and make recommendations to the Board with respect to the approval of matters considered by the committee.
6.
DIRECTOR ACCESS TO MANAGEMENT

The Company shall provide each director with complete access to the management of the Company, subject to reasonable advance notice to the Company and reasonable efforts to avoid disruption to the Company’s management, business and operations. Prior to any director of the Company initiating a discussion with any employee of the Company, including management, such director shall have the obligation to provide notice to the Chair and the CEO that the director intends on initiating such a discussion.
7.
DIRECTOR COMPENSATION

The Board, upon recommendation of the Compensation Committee, will determine and review the form and amount of compensation to directors.

APPENDIX B: AUDIT COMMITTEE CHARTER
TILT HOLDINGS INC.
(the “Company”)
Audit Committee Charter
Effective as and from November 13, 2018, last amended April 25, 2023
A.
   Composition and Process

1.   The audit committee of the Company (the “Audit Committee”) shall be composed of a minimum of three members of the board of directors of the Company (the “Board of Directors”), all of whom are independent, unless the Board of Directors determines to rely on an exemption in National Instrument 52-110 — Audit Committees (“NI 52-110”). An independent director, as defined in NI 52-110 is a director who has no direct or indirect material relationship which could, in the view of the Company’s Board of Directors, be reasonably expected to interfere with the exercise of a member’s independent judgment or as otherwise determined to be independent in accordance with NI 52-110.
2.   Members shall serve one-year terms and may serve consecutive terms, which are encouraged to ensure continuity of experience.
3.   The chair of the Audit Committee (the “Chair”) shall be appointed by the Board of Directors for a one-year term, and may serve any number of consecutive terms.
4.   All members of the Audit Committee must be financial literate (within the meaning of NI 52-110) unless the Board of Directors has determined to rely on an exemption in NI 52-110. Financial literacy is the ability to read and understand a balance sheet, income statement and cash flow statement that present a breadth and level of complexity comparable to the Company’s financial statements. The Audit Committee shall periodically evaluate the qualifications of each member of the Audit Committee to determine whether one or more members meet the requirements of an “audit committee financial expert” (as defined in Item 407 of Regulation S-K).
5.   The Chair shall, in consultation with management, establish the agenda for the meetings and ensure that properly prepared agenda materials are circulated to the members with sufficient time for study prior to the meeting.
6.   The Audit Committee shall try to meet at least four times per year, and/or as deemed appropriate by the Chair, and may call special meetings as required. A quorum at meetings of the Audit Committee shall be its Chair and one of its other members or the Chairman of the Board of Directors. A resolution in writing, signed by all the members of the Audit Committee entitled to vote on that resolution at a meeting of the Audit Committee, is as valid as if it were passed at a meeting of the Audit Committee.
7.   The minutes of the Audit Committee meetings shall accurately record the decisions reached and shall be distributed to Audit Committee members with copies where applicable to the Board of Directors, the Chief Executive Officer, the Chief Financial Officer and the Company’s independent registered public accounting firm (referred to herein as the “external auditor”).
8.   The Audit Committee enquires about potential claims, assessments and other contingent liabilities.
B.
   Authority

9.   The Audit Committee shall be appointed by the Board of Directors pursuant to provisions of the British Columbia Business Corporations Act and the articles of the Company.
10.   Primary responsibility for the Company’s financial reporting, accounting systems and internal controls is vested in senior management and is overseen by the Board of Directors. The Audit Committee is a standing committee of the Board of Directors established to assist it in fulfilling its responsibilities in this regard. The Audit Committee shall have responsibility for overseeing management reporting on internal controls. While it is management’s responsibility to design and implement an effective system of internal control, it is the responsibility of the Audit Committee to ensure that management has done so.

11.   In fulfilling its responsibilities, the Audit Committee shall have unrestricted access to the Company’s personnel and documents and will be provided with the resources necessary to carry out its responsibilities.
12.   The Audit Committee shall have direct communication channels with the internal auditor (if any) and the external auditor to discuss and review specific issues, as appropriate.
13.   The Audit Committee shall have the authority to engage independent counsel and other advisors as it determines necessary to carry out its duties.
14.   The Audit Committee shall establish the compensation to be paid to any advisors employed by the Audit Committee and such compensation shall be paid by the Company as directed by the Audit Committee.
C.   Relationship with External Auditors
15.   An external auditor must report directly to the Audit Committee.
16.   The Audit Committee is directly responsible for overseeing the work of the external auditor and the resolution of any disagreements between management and the external auditor regarding financial reporting. The Audit Committee shall approve and recommend to the Board of Directors for approval all audit engagement fees and terms.
17.   The Audit Committee shall implement structures and procedures to ensure that it meets with the external auditor on at least an annual basis in the absence of management. The Audit Committee shall review and discuss with the external auditor any other matters required to be discussed by the auditing standards of the Public Company Accounting Oversight Board (the “PCAOB”) and other applicable requirements of the PCAOB.
D.   Accounting Systems, Internal Controls and Procedures
18.   The Audit Committee shall obtain reasonable assurance from discussions with and/or reports from management, and reports from external auditors that accounting systems are reliable and that the prescribed internal controls are operating effectively for the Company and its subsidiaries and affiliates.
19.   The Audit Committee shall review to ensure to its satisfaction that adequate procedures are in place for the review of the Company’s disclosure of financial information extracted or derived from the Company’s financial statements and will periodically assess the adequacy of those procedures.
20.   The Audit Committee shall direct the external auditor’s examinations to particular areas.
21.   The Audit Committee shall review control weaknesses identified by the external auditor, together with management’s response.
22.   The Audit Committee shall review, if necessary, with the external auditor its view of the qualifications and performance of the key financial and accounting executives.
23.   The Audit Committee shall evaluate the independence of the external auditor. In order to preserve the independence of the external auditor, the Audit Committee will:
i.   recommend to the Board of Directors for approval the external auditor to be selected; and
ii.   recommend to the Board of Directors for approval the compensation of the external auditor’s engagement with respect to the annual audit;
24.   The Audit Committee shall review and pre-approve any engagements for non-audit services to be provided by the external auditor or its affiliates, together with estimated fees, and consider the impact on the independence of the external auditor.
25.   The Audit Committee shall review with management and with the external auditor any proposed changes in major accounting policies, the presentation and impact of significant risks and uncertainties, and key estimates and judgments of management that may be material to financial reporting.

26.   The Audit Committee shall review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and most recent former external auditor of the Company.
27.   The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
28.   The Audit Committee shall review management’s process for certification of annual and interim reports in accordance with applicable securities legislation.
E.   Statutory and Regulatory Responsibilities
29.   Annual Financial Information — the Audit Committee shall review the annual audited financial statements and related management’s discussion and analysis (“MD&A”) to be included in the Company’s annual report on Form 10-K, together with any related press releases if same contains material information, and recommend their approval to the Board of Directors, after discussing matters such as the selection of accounting policies (and changes thereto), major accounting judgments, accruals and estimates with management and the external auditor.
30.   Annual Report to Shareholders — the Audit Committee shall review the management MD&A section and all other relevant sections of the annual report, if prepared..
31.   Interim Financial Statements — the Audit Committee shall review the quarterly interim financial statements and related MD&A, related press releases and recommend their approval to the Board of Directors.
32.   Earnings Guidance/Forecasts — the Audit Committee shall review forecasted financial information and forward looking statements.
F.   Reporting
33.   The Audit Committee shall report, through the Chair of the Audit Committee, to the Board of Directors following each meeting on the major discussions and decisions made by the Audit Committee.
34.   The Audit Committee shall review the Audit Committee’s Charter annually and recommend the approval of any proposed amendments to the Board of Directors.
G.   Other Responsibilities
35.   The Audit Committee shall investigate fraud, illegal acts or conflicts of interest.
36.   The Audit Committee shall discuss selected issues with corporate counsel or the external auditor or management.
37.   The Audit Committee shall produce the Audit Committee Report required to be included in the Company’s proxy statement or annual report on Form 10-K, as applicable.
38. The Audit Committee shall review and approve related persons transactions in accordance with the Company’s Related Person Transactions Policy.

TILT HOLDINGS

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V12449-P90826

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

TILT HOLDINGS INC.

The Board of Directors recommends you vote FOR the following proposals:

		For	Against	Abstain
1.	**Number of Directors** To set the number of directors to be elected at the meeting at five (5).	☐	☐	☐

2. Election of Directors

To elect five directors

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

TILT HOLDINGS INC.2801 E CAMELBACK ROAD SUITE 180PHOENIX, AZ 85016 SCAN TOVIEW MATERIALS & VOTEVOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information up until 10:00 a.m. (Pacific Daylight Time) on June 2, 2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/TLLTF2023You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 10:00 a.m. (Pacific Daylight Time) on June 2, 2023. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. To be effective, forms of proxy sent by mail must be received no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time of the meeting or any adjournment or postponement thereof. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V12449-P90826 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY 1a.John Barravecchia!!1b.Tim Conder!!1c.Adam Draizin!!1d.George Odden!!1e.D'Angela Simms!!

2801 E Camelback Road Suite 180Phoenix, AZ 85016You are cordially invited to attend our 2023 Annual General Meeting of Shareholders to be held on Tuesday, June 6, 2023 at 10:00 a.m. Pacific Daylight Time in a virtual-only formatat: www.virtualshareholdermeeting.com/TLLTF2023.Regardless of whether or not you plan to attend the meeting, it is important that these shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.This year, we will hold a virtual-only annual general meeting at which our shareholders can view our annual general meeting at www.virtualshareholdermeeting.com/TLLTF2023. Shareholders of record at the close of business on April 11, 2023 and holders of proxies for these shareholders may attend, vote, and ask questions at our annual general meeting via the internet. Please check the meeting materials for any special requirements for asking questions or voting. Shareholders will not be able to attend the meeting in person.Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2022 are available at www.proxyvote.com.V12450-P90826TILT HOLDINGS INC.THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL GENERAL MEETING OF SHAREHOLDERSJUNE 6, 2023The shareholder(s) hereby appoint(s):(a)John Barravecchia and Tim Conder, or either of them; or(b) (Print the name of the person you are appointing if this person is someone other than the Management nominees listed herein),as proxies, each with the power to appoint (his/her) substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the Common Shares of TILT HOLDINGS INC. that the shareholder(s) is/are entitled to vote at the Annual General Meeting of Shareholders to be held at 10:00 a.m. Pacific Daylight Time on Tuesday, June 6, 2023, in a virtual-only format at www.virtualshareholdermeeting.com/TLLTF2023, and any adjournment or postponement thereof.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 1 AND 3. FOR OTHER MATTERS THAT MAY BE PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED IN THE DISCRETION OF THE PROXYHOLDER.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Continued and to be signed on reverse side